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                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                            FORM N-CSR

      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


         Investment Company Act file number:   811-4000


                     Summit Mutual Funds, Inc.
        (Exact name of registrant as specified in charter)

         312 Elm Street, Suite 1212, Cincinnati, OH 45202
        (Address of principal executive offices)  Zip code)

                      John F. Labmeier, Esq.
             The Union Central Life Insurance Company
                         P.O. Box 40888
                     Cincinnati, Ohio 45240
               (Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (513) 632-1600


Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

ITEM 1.   REPORT TO STOCKHOLDERS

SUMMIT MUTUAL FUNDS

ANNUAL REPORT


SUMMIT APEX SERIES

NASDAQ-100 INDEX FUND
TOTAL STAKEHOLDER IMPACT FUND
EVEREST FUND
BOND FUND
SHORT-TERM GOVERNMENT FUND
HIGH YIELD BOND FUND
MONEY MARKET FUND


SEPTEMBER 30, 2004

[SUMMIT MUTUAL FUNDS LOGO]

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                               ANNUAL REPORT - TABLE OF CONTENTS

Message from the President                                                     1
     Fund Expenses                                                             2

Fund Managers' Reports and Financial Statements:
     Nasdaq-100 Index Fund                                                     3
     Total Stakeholder Impact Fund                                             9
     Everest Fund                                                             18
     Bond Fund                                                                23
     Short-term Government Fund                                               30
     High Yield Bond Fund                                                     35
     Money Market Fund                                                        41

Notes to Financial Statements                                                 46

Report of Independent Registered Public Accounting Firm                       49


THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF SHAREHOLDERS AND BENEFICIAL OWNERS AND IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS IT IS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS FOR SUMMIT MUTUAL FUNDS, INC.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                      MESSAGE FROM THE PRESIDENT

We are pleased to send you Summit Mutual Funds' 2004 Annual Report for the fiscal year ended September 30, 2004. We welcome new, and thank existing, investors in the Summit Funds. We strive to help you reach your financial goals.

This fiscal year has been marked a period of uncertainty for the U.S. economy and, as a consequence, investors. There have been many hopeful signs of continuing the recovery that was heralded by the 8.2% GDP results of the third quarter of 2003. Employment growth, which had stubbornly avoided a rebound, began to show signs of strength in the spring before slowing in the fall. Corporate profits have continued their upward march into record territory, and consumer confidence followed and then fell back somewhat. In contrast, energy prices have spiked upward on supply concerns resulting from regional tension in the Mideast and Nigeria, hurricane-related disruptions and increasing demand resulting from the economic rebound. Consequently, inflation fears have resurfaced. These conditions have caused the Federal Reserve to raise interest rates three times this year after four years of downward movements, signaling a period of steady, albeit measured, rate increases.

"OUR MESSAGE RINGS TRUE IN UNCERTAIN TIMES."

This economic news has been accompanied by mixed signals on the geopolitical front. In Iraq, insurgent violence peaked in the spring in advance of Iraqi leaders taking back sovereignty in late June. The commuter train bombings in Madrid, Spain and predictions of domestic terror attacks during the U.S. election cycle also exacerbated fears and increased levels of anxiety. All of this is occurring in a backdrop of a presidential election year. The result creates uncertainty for many investors.

Equity markets have responded by slowing the pace of the rally, particularly during the second half of the fiscal year. During the one-year period ended September 30, 2004, the S&P 500 Composite Stock Price Index advanced 13.9%, the S&P 400 MidCap Index returned 17.5%, and the Russell 2000 Index gained 18.7%. In other market sectors, the Nasdaq-100 Index gained 8.7% while, in international arenas, the EAFE Index advanced 22.0%. During the last six months of the fiscal year these same markets fell by 0.2%, 1.2%, 2.4%, 1.7% and 0.1%, respectively. While all of the annual returns remained positive, uncertainty is never a friend to the markets, and this transitional period may remain for some time until managers get a better sense for how these conditions are resolved. By the time you read this the result of the U.S. presidential election should be clear, and that may initiate a period of clearer expectations.

Fixed income markets generally ended the 2004 fiscal year with positive returns. Volatility increased throughout the period as 10-year Treasury rates began the fiscal year at 3.9%, generally fell through March to 3.6%, then spiked up to a twelve-month high of 4.9% in June before drifting back to end the year at 4.1%. The Lehman Brothers Aggregate Bond Index's return for the year was a scant 3.7%, with a positive first half return of 3.0% and a second half return of 0.7%. The high yield market rewarded risk takers with an annual return of 12.4% in the Merrill Lynch High Yield Master II Index. Money market investors began to climb off the mat as a result of the three Federal Reserve increases totaling .75%, but first tier retail money market funds lagged and returned only 0.5% for the year.

"...ASSET ALLOCATION AND PORTFOLIO REBALANCING ARE CRITICAL IN PERIODS OF UNCERTAINTY."

Our message rings true in uncertain times. Maintain the proper perspective, have realistic expectations and ensure that your investment strategy is appropriate for your risk tolerance and time horizon. Concepts such as asset allocation and portfolio rebalancing are critical in periods of uncertainty. Proper diversification of your investments, both within and across asset sectors (or specifically stocks, bonds and cash), is an important component of achieving your long-term investment goals. Summit Mutual Funds is able to provide the foundation of a diversified investment plan with choices across equity and fixed-income styles.

RECENT HIGHLIGHTS:

- Summit's Everest Fund has demonstrated strong long-term performance since it's inception in December 1999 (with average annual returns of +6.3% compared to +3.6% for the Russell 1000 Value Index and -4.1% for the S&P 500 Composite Stock Price Index), ranking it as a top performer by leading rating agencies.

- Despite the volatility in the fixed-income markets, the Summit Bond Fund returned +5.1% vs. 3.7% for the Lehman Brothers Aggregate Bond Index for the year ended September 30, 2004.

Thank you for choosing Summit Funds during these dynamic times for investors and for the trust that you have placed in us.

Best regards,


/s/ Steven R. Sutermeister
Steven R. Sutermeister
President

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
2004 ANNUAL REPORT - FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments*, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 through September 30, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual net expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, net of fee waivers and expense reimbursements, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                BEGINNING           ENDING          ANNUALIZED    EXPENSES PAID **
                                              ACCOUNT VALUE      ACCOUNT VALUE     NET EXPENSE    APRIL 1, 2004 TO
                     FUND                    MARCH 31, 2004   SEPTEMBER 30, 2004      RATIO      SEPTEMBER 30, 2004
    ---------------------------------------------------------------------------------------------------------------
                    BASED ON ACTUAL RETURN
    Nasdaq-100 Index Fund Class I               $  1,000          $  1,035            0.65%             $  3
    Nasdaq-100 Index Fund Class A*                 1,000             1,032            0.90%                5
    Total Stakeholder Impact Fund Class I          1,000             1,056            0.75%                4
    Total Stakeholder Impact Fund Class A*         1,000             1,053            1.00%                5
    Everest Fund Class I                           1,000             1,082            0.99%                5
    Everest Fund Class A*                          1,000             1,080            1.24%                6
    Bond Fund                                      1,000             1,021            0.73%                4
    Short-term Government Fund                     1,000             1,000            0.73%                4
    High Yield Bond Fund                           1,000             1,050            1.23%                6
    Money Market Fund                              1,000             1,002            0.45%                2

              BASED ON HYPOTHETICAL RETURN
              (5% return before expenses)
    Nasdaq-100 Index Fund Class I               $  1,000          $  1,021            0.65%             $  3
    Nasdaq-100 Index Fund Class A*                 1,000             1,020            0.90%                5
    Total Stakeholder Impact Fund Class I          1,000             1,021            0.75%                4
    Total Stakeholder Impact Fund Class A*         1,000             1,020            1.00%                5
    Everest Fund Class I                           1,000             1,020            0.99%                5
    Everest Fund Class A*                          1,000             1,018            1.24%                6
    Bond Fund                                      1,000             1,021            0.73%                4
    Short-term Government Fund                     1,000             1,021            0.73%                4
    High Yield Bond Fund                           1,000             1,018            1.23%                6
    Money Market Fund                              1,000             1,022            0.45%                2

  * Prior to October 1, 2004, the Class A shares of the Nasdaq-100 Index, Total Stakeholder Impact, and Everest Funds' shares were designated as Class F, and were not subject to an initial sales charge.
  **Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                           NASDAQ-100 INDEX FUND

OBJECTIVE - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index (the "Index").

STRATEGY - The Nasdaq-100 Index Fund (the "Fund") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGER'S COMMENTS:

For the year ended September 30, 2004, the Fund's (Class I) total return was 7.84% (after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to an 8.66% total return for the Index. The difference of 0.82% is referred to as "tracking error" and is largely attributed to the Fund's operating expenses. These expenses represent the Fund's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Fund; brokerage commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Fund's objectives and strategies call for correlation of at least 95% between the Fund's pre-expense total return and that of the Index. The Fund achieved this level of correlation for the period presented.

                                    FUND DATA

     Manager:                                  Team Managed
     Inception Date:                           December 29, 1999
     Total Net Assets:                         $17.0 Million
     Number of Equity Holdings:                100
     Median Cap Size:                          $6.3 Billion
     Dividend Yield:                           0.32%

                             TOP 10 EQUITY HOLDINGS

                                               (% OF NET ASSETS)
                                               -----------------
     Microsoft Corporation                           8.92%
     QUALCOMM Inc.                                   6.59%
     Intel Corporation                               3.91%
     eBay Inc.                                       3.87%
     Cisco Systems, Inc.                             3.74%
     Amgen Inc.                                      2.91%
     Nextel Communications, Inc.                     2.83%
     Dell Inc.                                       2.81%
     Comcast Corp.                                   2.30%
     Starbucks Corporation                           2.15%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

       Summit Nasdaq-100 Index Fund Class I - Average Annual Total Return

                    1-YEAR    3-YEAR    SINCE INCEPTION
                     7.84%     5.69%        -18.52%

       Summit Nasdaq-100 Index Fund Class F - Average Annual Total Return

                          1-YEAR    SINCE INCEPTION
                           7.51%        12.97%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT NASDAQ-100    SUMMIT NASDAQ-100
               INDEX FUND CLASS I   INDEX FUND CLASS F   NASDAQ-100 INDEX
12/27/99       $           10,000                        $         10,000
12/31/99       $           10,310                        $         10,304
1/31/2000      $            9,970                        $          9,922
2/29/2000      $           12,020                        $         11,859
3/31/2000      $           12,310                        $         12,224
4/30/2000      $           10,590                        $         10,488
5/31/2000      $            9,310                        $          9,240
6/30/2000      $           10,540                        $         10,462
7/31/2000      $           10,070                        $         10,033
8/31/2000      $           11,372                        $         11,336
9/30/2000      $            9,938                        $          9,927
10/31/2000     $            9,116                        $          9,125
11/30/2000     $            6,996                        $          6,969
12/31/2000     $            6,512                        $          6,511
1/31/2001      $            7,167                        $          7,210
2/28/2001      $            5,272                        $          5,306
3/31/2001      $            4,334                        $          4,375
4/30/2001      $            5,101                        $          5,159
5/31/2001      $            4,949                        $          5,006
6/30/2001      $            5,020                        $          5,090
7/31/2001      $            4,617                        $          4,683
8/31/2001      $            4,022                        $          4,088
9/30/2001      $            3,195                        $          3,250
10/31/2001     $            3,720                        $          3,797
11/30/2001     $            4,345                        $          4,440
12/31/2001     $            4,294                        $          4,387
1/31/2002      $            4,224                        $          4,313
2/28/2002      $            3,697                        $          3,782
3/31/2002      $            3,947                        $          4,042
4/30/2002      $            3,468                        $          3,554
5/31/2002      $            3,276                        $          3,363
6/30/2002      $            2,847   $           10,000   $          2,926
7/31/2002      $            2,611   $            9,171   $          2,678
8/31/2002      $            2,554   $            8,973   $          2,623
9/30/2002      $            2,254   $            7,911   $          2,317
10/31/2002     $            2,675   $            9,391   $          2,755
11/30/2002     $            3,018   $           10,595   $          3,107
12/31/2002     $            2,659   $            9,334   $          2,741
1/31/2003      $            2,655   $            9,313   $          2,737
2/28/2003      $            2,726   $            9,561   $          2,813
3/31/2003      $            2,746   $            9,632   $          2,839
4/30/2003      $            2,980   $           10,446   $          3,082
5/31/2003      $            3,224   $           11,303   $          3,339
6/30/2003      $            3,232   $           11,331   $          3,349
7/31/2003      $            3,431   $           12,018   $          3,559
8/31/2003      $            3,601   $           12,613   $          3,739
9/30/2003      $            3,498   $           12,252   $          3,635
10/31/2003     $            3,800   $           13,300   $          3,952
11/30/2003     $            3,818   $           13,364   $          3,974
12/31/2003     $            3,931   $           13,761   $          4,097
1/31/2004      $            3,996   $           13,980   $          4,167
2/29/2004      $            3,933   $           13,761   $          4,105
3/31/2004      $            3,845   $           13,442   $          4,016
4/30/2004      $            3,744   $           13,088   $          3,913
5/31/2004      $            3,917   $           13,690   $          4,096
6/30/2004      $            4,048   $           14,150   $          4,237
7/31/2004      $            3,738   $           13,059   $          3,912
8/31/2004      $            3,655   $           12,776   $          3,826
9/30/2004      $            3,772   $           13,173   $          3,950

[CHART]

                               SECTOR ALLOCATIONS

Short-Term, Futures & Other      1.7%
Communications                  28.7%
Consumer Cyclical                9.7%
Consumer Non-Cyclical           16.8%
Industrials                      3.4%
Technology                      39.7%

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                       NASDAQ-100 INDEX FUND

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                                       CLASS I
                                                     ------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                         DECEMBER 29, 1999(1)
                                                                       YEAR ENDED SEPTEMBER 30,            TO SEPTEMBER 30,
                                                     ------------------------------------------------------------------------
                                                       2004         2003         2002         2001               2000
                                                     ------------------------------------------------------------------------
Net asset value, beginning of period                 $  17.35     $  11.18     $  15.85     $  49.55     $              50.00
                                                     --------     --------     --------     --------     --------------------
Investment Activities:
   Net investment income / (loss)                       (0.07)       (0.04)       (0.03)        0.05                     0.25
   Net realized and unrealized gains / (losses)          1.43         6.21        (4.64)      (33.55)                   (0.55)
                                                     --------     --------     --------     --------     --------------------
Total from Investment Activities                         1.36         6.17        (4.67)      (33.50)                   (0.30)
                                                     --------     --------     --------     --------     --------------------
DISTRIBUTIONS:
Net investment income                                      --           --           --        (0.15)                   (0.15)
Return of capital                                          --           --           --        (0.05)                      --
                                                     --------     --------     --------     --------     --------------------
Total Distributions                                        --           --           --        (0.20)                   (0.15)
                                                     --------     --------     --------     --------     --------------------
Net asset value, end of period                       $  18.71     $  17.35     $  11.18     $  15.85     $              49.55
                                                     ========     ========     ========     ========     ====================
Total return                                             7.84%       55.19%      -29.46%      -67.85%                   -0.62%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)        0.65%        0.65%        0.65%        0.65%                    0.61%(3)
Ratio of expenses to average net assets - gross          1.13%        1.38%        1.35%        1.14%                    1.14%(3)
Ratio of net investment income / (loss) to average
  net assets                                            -0.33%       -0.33%       -0.17%        0.10%                    1.09%(3)
Portfolio turnover rate                                  4.92%        7.68%        1.94%       13.94%                  113.32%(3)
Net assets, end of period (000's)                    $ 16,874     $ 15,847     $  6,426     $  7,406     $             13,093

                                                                        CLASS F
                                                     --------------------------------------------
                                                                                   PERIOD FROM
                                                                                  JULY 1, 2002(1)
                                                      YEAR ENDED SEPTEMBER 30,   TO SEPTEMBER 30,
                                                     --------------------------------------------
                                                        2004           2003           2002
                                                     --------------------------------------------
Net asset value, beginning of period                 $    17.30     $    11.17   $          13.41
                                                     ----------     ----------   ----------------
Investment Activities:
   Net investment income / (loss)                         (0.08)         (0.08)             (0.02)
   Net realized and unrealized gains / (losses)            1.38           6.21              (2.22)
                                                     ----------     ----------   ----------------
Total from Investment Activities                           1.30           6.13              (2.24)
                                                     ----------     ----------   ----------------
Net asset value, end of period                       $    18.60     $    17.30   $          11.17
                                                     ==========     ==========   ================
Total return                                               7.51%         54.88%            -16.70%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)          0.90%          0.89%              0.90%(3)
Ratio of expenses to average net assets - gross            1.39%          1.52%              2.01%(3)
Ratio of net investment income / (loss) to average
  net assets                                              -0.59%         -0.63%             -0.49%(3)
Portfolio turnover rate                                    4.92%          7.68%              1.94%
Net assets, end of period (000's)                    $      153     $       99   $              4

(1) COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
NASDAQ-100 INDEX FUND                                    SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2004

                                                         SHARES            VALUE
                                                 -------------------------------
COMMON STOCKS(3) - 98.88%
BASIC MATERIALS - 0.34%
  Sigma-Aldrich Corporation                               1,006   $       58,348
                                                                  --------------
COMMUNICATIONS - 28.65%
  Amazon.com, Inc.*                                       3,922          160,253
  Check Point Software Technologies Ltd.*                 3,598           61,058
  Cisco Systems, Inc.*                                   35,216          637,410
  Comcast Corp.*                                         13,872          391,745
  Comverse Technology, Inc.*                              2,895           54,513
  eBay Inc.*                                              7,165          658,750
  EchoStar Communications Corporation*                    3,434          106,865
  IAC/InterActiveCorp*                                   10,746          236,627
  JDS Uniphase Corporation*                              23,760           80,071
  Juniper Networks, Inc.*                                 5,284          124,702
  Lamar Advertising Company*                              1,233           51,305
  Level 3 Communications, Inc.*                           9,725           25,188
  Nextel Communications, Inc.*                           20,201          481,592
  QUALCOMM Inc.                                          28,738        1,121,932
  Symantec Corporation*                                   4,812          264,083
  Tellabs, Inc.*                                          3,490           32,072
  VeriSign, Inc.*                                         3,361           66,817
  Yahoo! Inc.*                                            9,550          323,841
                                                                  --------------
                                                                       4,878,824
                                                                  --------------
CONSUMER CYCLICAL - 9.67%
  Bed Bath & Beyond Inc.*                                 5,890          218,578
  CDW Corporation                                         1,275           73,988
  Cintas Corporation                                      3,039          127,760
  Costco Co.                                              3,566          148,203
  Dollar Tree Stores, Inc.*                               1,630           43,929
  Fastenal Company                                        1,075           61,920
  KMart Holding Corporation*                              1,400          122,458
  PACCAR Inc.                                             2,904          200,724
  PETsMART, Inc.                                          2,076           58,938
  Ross Stores, Inc.                                       2,232           52,318
  Ryanair Holdings plc*                                     902           26,338
  Staples, Inc.                                           4,881          145,551
  Starbucks Corporation*                                  8,061          366,453
                                                                  --------------
                                                                       1,647,158
                                                                  --------------
CONSUMER NON-CYCLICAL - 16.81%
  Amgen Inc.*                                             8,728          494,703
  Apollo Group, Inc.*                                     2,631          193,036
  Biogen Idec Inc*                                        5,383          329,278
  Biomet, Inc.                                            5,116          239,838
  Career Education Corporation*                           1,480           42,076
  Cephalon, Inc.*                                           753           36,069
  Chiron Corporation*                                     3,865          170,833
  DENTSPLY International Inc.                             1,123           58,329
  Express Scripts, Inc.*                                  1,038           67,823
  First Health Group Corp.*                               1,460           23,491
  Genzyme General*                                        4,124          224,387
  Gilead Sciences, Inc.*                                  6,196          231,606
  Henry Schein, Inc.*                                       599           37,324
  Invitrogen Corporation*                                   698           38,383
  Lincare Holdings Inc.*                                  1,407           41,802
  MedImmune, Inc.*                                        3,773   $       89,420
  Millennium Pharmaceuticals, Inc.*                       4,851           66,507
  Patterson Companies Inc.*                                 969           74,187
  Paychex, Inc.                                           5,237          157,896
  Teva Pharmaceutical Industries Limited                  6,568          170,440
  Whole Foods Market, Inc.                                  871           74,723
                                                                  --------------
                                                                       2,862,151
                                                                  --------------
ENERGY - 0.28%
  Patterson-UTI Energy, Inc.                              2,476           47,217
                                                                  --------------
INDUSTRIAL - 3.40%
  American Power Conversion Corporation                   2,937           51,074
  C.H. Robinson Worldwide, Inc.                           1,239           57,478
  Expeditors International of Washington, Inc.            1,523           78,739
  Flextronics International Ltd.*                         8,819          116,852
  Garmin Ltd.                                             1,460           63,145
  Gentex Corporation                                      1,178           41,383
  Molex Inc.                                              1,456           43,418
  Sanmina-SCI Corporation*                                8,066           56,865
  Smurfit-Stone Container Corporation*                    3,575           69,248
                                                                  --------------
                                                                         578,202
                                                                  --------------
TECHNOLOGY - 39.73%
  Adobe Systems Incorporated                              3,427          169,534
  Altera Corporation*                                     7,791          152,470
  Apple Computer, Inc.*                                   7,889          305,699
  Applied Materials, Inc.*                               13,000          214,370
  ATI Technologies Inc.*                                  3,490           53,502
  BEA Systems, Inc.*                                      5,512           38,088
  Broadcom Corporation*                                   3,416           93,223
  Citrix Systems, Inc.*                                   2,899           50,790
  Compuware Corporation*                                  3,496           18,004
  Dell Inc.*                                             13,422          477,823
  Electronic Arts Inc.*                                   4,406          202,632
  FIserv Inc.*                                            3,586          125,008
  Intel Corporation                                      33,166          665,310
  Intersil Corporation                                    2,040           32,497
  Intuit Inc.*                                            3,508          159,263
  KLA-Tencor Corporation*                                 3,567          147,959
  Lam Research Corporation*                               1,960           42,885
  Linear Technology Corporation                           6,202          224,760
  Marvell Technology Group, Ltd.*                         3,560           93,023
  Maxim Integrated Products, Inc.                         6,638          280,721
  Mercury Interactive Corporation*                        1,398           48,762
  Microchip Technology Incorporated                       2,522           67,690
  Microsoft Corporation                                  54,938        1,519,037
  Network Appliance, Inc.*                                5,447          125,281
  Novellus Systems, Inc.*                                 2,286           60,785
  NVIDIA Corporation*                                     2,571           37,331
  Oracle Corporation*                                    31,813          358,851
  PeopleSoft, Inc.*                                       7,619          151,237
  Pixar*                                                    813           64,145
  QLogic Corporation*                                     1,423           42,135
  Research in Motion Limited*                             2,700          206,118
  SanDisk Corporation*                                    2,100           61,152
  Siebel Systems, Inc.*                                   8,572           64,633
  Sun Microsystems, Inc.*                                20,810           84,072
  Synopsys, Inc.*                                         2,099           33,227

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SHARES            VALUE
                                                 -------------------------------
TECHNOLOGY - 39.73% (CONTINUED)
  VERITAS Software Corporation*                           6,256   $      111,357
  Xilinx, Inc.                                            6,699          180,873
                                                                  --------------
                                                                       6,764,247
                                                                  --------------
    Total Common Stocks
       (cost $19,925,689)                                             16,836,147
                                                                  --------------

UNIT INVESTMENT TRUST(3) - 0.17%
  Nasdaq 100 Shares*                                        818           28,753
                                                                  --------------

    Total Unit Investment Trust
       (cost $18,034)                                                     28,753
                                                                  --------------

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
SHORT-TERM INVESTMENTS(3) - 0.58%
U.S. TREASURY BILL - 0.58%
  (0.0000% due 12/16/04)                         $      100,000   $       99,658
                                                                  --------------

    Total Short-Term Investments
       (cost $99,658)                                                     99,658
                                                                  --------------

TOTAL INVESTMENTS - 99.63%
   (cost $20,043,381)(1)                                              16,964,558
                                                                  --------------

NORTHERN INSTITUTIONAL LIQUID ASSET
  PORTFOLIO(2) - 8.96%                                                 1,525,505
                                                                  --------------
OTHER ASSETS AND LIABILITIES - (8.59%)                                (1,462,907)
                                                                  --------------
TOTAL NET ASSETS - 100.00%                                        $   17,027,156
                                                                  ==============

*   Non-income producing

(1) For federal income tax purposes, cost is $20,204,030 and gross unrealized appreciation and depreciation of securities as of September 30, 2004 was $3,056,915 and ($6,296,387), respectively, with a net appreciation / depreciation of ($3,239,472).

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $1,647,400, $1,525,505, and $161,099, respectively.

(3) Securities and other assets with an aggregate value of $141,750 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of September 30, 2004:

                                         UNREALIZED
                                       APPRECIATION/
TYPE                       CONTRACTS   (DEPRECIATION)
--------------------------------------------------------------------------------
Nasdaq-100 Index (12/04)       1       $       (1,375)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
NASDAQ-100 INDEX FUND                                       FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS
   Investments in securities, at value                         $     16,964,558
   Collateral for securities loaned, at fair value                    1,525,505
   Receivables:
      Shares sold                                                        16,844
      Securities sold                                                    99,660
      Interest and dividends                                                528
   Variation margin                                                         296
   Receivable from Adviser                                                8,459
   Prepaid expenses and other                                             7,454
                                                               ----------------
                                                                     18,623,304
                                                               ----------------
LIABILITIES
   Payables:
      Payable upon return of securities loaned                        1,525,505
      Bank overdraft                                                     40,350
      12b-1 fees                                                             31
      Directors' fees                                                       749
      Custodian fees                                                      2,541
      Fund accounting fees                                                6,564
      Professional fees                                                  15,248
      Other accrued expenses                                              5,160
                                                               ----------------
                                                                      1,596,148
                                                               ----------------
NET ASSETS*
   Paid-in capital                                                   28,218,021
   Accumulated net realized gain / (loss)
      on investments and futures contracts                           (8,110,667)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                           (3,080,198)
                                                               ----------------
                                                               $     17,027,156
                                                               ================
 Investments at cost                                           $     20,043,381
 Shares authorized per class ($.10 par value)                        20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                 SHARES
SHARE CLASS     NET ASSETS    OUTSTANDING
  Class I     $  16,873,704       901,950   $  18.71
  Class F     $     153,452         8,248   $  18.60

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME
   Interest                                                    $         10,991
   Dividends                                                             43,829
   Foreign dividend taxes withheld                                         (231)
   Other income                                                           2,284
                                                               ----------------
                                                                         56,873
                                                               ----------------
EXPENSES
   Advisory fees                                                         62,975
   Administration expenses                                               17,993
   Custodian fees and expenses                                            7,449
   Fund accounting fees                                                  38,889
   Professional fees                                                     17,303
   Directors' fees                                                        2,942
   Transfer agent fees                                                   26,079
   Royalty fee                                                            5,014
   12b-1 fees                                                               290
   Registration expense                                                  21,128
   Other expenses                                                         3,514
                                                               ----------------
                                                                        203,576
   Reimbursements and waivers                                           (86,333)
                                                               ----------------
                                                                        117,243
                                                               ----------------
NET INVESTMENT INCOME / (LOSS)                                          (60,370)
                                                               ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                      (798,920)
   Net realized gain / (loss) on
      futures contracts                                                  97,467
                                                               ----------------
                                                                       (701,453)
                                                               ----------------
   Net change in unrealized appreciation /
      (depreciation) on investments                                   1,965,986
                                                               ----------------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                      1,264,533
                                                               ----------------
NET INCREASE / (DECREASE)
  IN NET ASSETS FROM OPERATIONS                                $      1,204,163
                                                               ================

* FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

   CAPITAL LOSS CARRYFORWARD         POST-OCTOBER CAPITAL
     EXPIRING SEPTEMBER 30:            LOSSES DEFERRED:
  -----------------------------------------------------------
                                                SEPTEMBER 30,
      2009           2010           2012            2004
  ------------   ------------    ------------   -------------
  $ (3,158,439)  $ (2,454,653)   $ (1,364,110)  $     974,189

TRANSACTIONS WITH AFFILIATES:

     PERCENT OF CURRENT NET ASSET VALUE
  ----------------------------------------
                 ADMINISTRATION   EXPENSE
  ADVISORY FEE        FEE         LIMIT(1)   WAIVER   REIMBURSEMENT
  -----------------------------------------------------------------
      0.35%           0.10%         0.30%    $   --   $      86,333

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30,

                                                                                2004              2003
                                                                           --------------------------------
OPERATIONS
   Net investment income / (loss)                                          $      (60,370)   $      (36,128)
   Net realized gain / (loss) on investments and futures                         (701,453)       (1,569,364)
   Net change in unrealized appreciation / (depreciation) on investments
      and futures contracts                                                     1,965,986         5,790,956
                                                                           --------------    --------------
                                                                                1,204,163         4,185,464
                                                                           --------------    --------------

FUND SHARE TRANSACTIONS
Class I
   Proceeds from shares sold                                                    6,744,486        11,101,710
   Payments for shares redeemed                                                (6,917,021)       (5,830,363)
                                                                           --------------    --------------
                                                                                 (172,535)        5,271,347
                                                                           --------------    --------------

Class F
   Proceeds from shares sold                                                      140,770           317,429
   Payments for shares redeemed                                                   (91,737)         (258,127)
                                                                           --------------    --------------
                                                                                   49,033            59,302
                                                                           --------------    --------------
NET INCREASE / (DECREASE) IN NET ASSETS                                         1,080,661         9,516,113
NET ASSETS
   Beginning of period                                                         15,946,495         6,430,382
                                                                           --------------    --------------
   End of period                                                           $   17,027,156    $   15,946,495
                                                                           ==============    ==============

FUND SHARE TRANSACTIONS
Class I
   Sold                                                                           352,416           738,630
   Redeemed                                                                      (363,681)         (400,319)
                                                                           --------------    --------------
      Net increase / (decrease) from fund share transactions                      (11,265)          338,311
                                                                           ==============    ==============
Class F
   Sold                                                                             7,358            21,030
   Redeemed                                                                        (4,849)          (15,645)
                                                                           --------------    --------------
      Net increase / (decrease) from fund share transactions                        2,509             5,385
                                                                           ==============    ==============
TOTAL COST OF PURCHASES OF:
   Common Stocks                                                           $    4,263,743    $    4,058,667
                                                                           --------------    --------------
                                                                           $    4,263,743    $    4,058,667
                                                                           ==============    ==============
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                                           $      809,048    $      665,342
                                                                           --------------    --------------
                                                                           $      809,048    $      665,342
                                                                           ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                   TOTAL STAKEHOLDER IMPACT FUND

OBJECTIVE - Seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the Standard and Poor's 500 Composite Stock Price Index (the "Index"). The Total Stakeholder Impact Fund seeks to promote better business practices by investing more in companies represented in the Index that conduct their business commendably with respect to their stakeholders.

STRATEGY - The Total Stakeholder Impact Fund (the "Fund") will invest in all stocks that are included in the Index. However, the percentage invested in each stock will vary from the Index weighting to reflect the company's Total Social Impact (TSI) rating. The TSI rating reflects the company's scoring on a series of benchmarks corresponding to each of its stakeholders.

MANAGER'S COMMENTS:

The Summit Total Social Impact Fund is now named the Total Stakeholder Impact Fund. Nothing else has changed as the emphasis remains to promote better business practices by investing more in companies in the Index that conduct their business commendably with respect to all stakeholders. Stakeholder treatment is at the heart of corporate governance and is what the Fund is all about. The new name simply describes this better.

On a total return basis, the Fund (Class I) was up 12.28% (after waivers and reimbursements, but before the impact of any product or contract-level fees) for the year versus the Index return of 13.85% for the same period. This performance gap is disappointing. Roughly half of it is due to the 0.75% expense ratio of the Fund. The remaining half is due to TSI rating-induced over weights and underweights of companies and sectors versus the benchmark. Recall that the Fund invests in companies presented in the Index, with any differences in weightings dependant upon the stakeholder ratings of the individual companies.

The Fund's biggest underweighting is in the financial sector. This is the result of downgrading in the fourth quarter of 2003 of many major financial firms involved in mutual fund scandals. Morgan Stanley, Citigroup, BancOne, Bank of America and Merrill Lynch, are a few of the prominent companies downgraded. The quarter following the downgrades saw the financial sector strongly outperforming the rest of the market thus resulting in the Fund's underperformance of the benchmark. The Fund's second biggest overweighting is in information technology primarily due to the top decile ratings of Intel and Cisco. Over the past 12 months, the technology sector has been the only sector with a negative return in a market that is up overall by nearly 14%. Intel is down 27% and Cisco is down 8% over the same period. Finally, the best performing sector in the market over the last year is, not surprisingly, the energy sector (up 41%). The Fund is about 10% underweighted in this sector due to the many environmental problems created by most energy companies resulting in lower TSI ratings.

The adviser's staff was extremely busy during the proxy voting season, as shareholder resolutions were at unusually high levels. We voted in favor of roughly 140 shareholder resolutions seeking to put all severance payments in excess of 2.99 times senior executives' compensation to a shareholder vote, seeking shareholder approval of poison pills (anti-takeover mechanisms), seeking the expensing of stock options, and requiring that all options be performance based. In all cases, our votes were not in conformity with board recommendations. The transformation of compensation practices despite recent and ongoing corporate scandals (e.g. Fannie Mae) will be glacial. However, these shareholder resolutions all received a record level of shareholder support in 2004.

                                    FUND DATA

     Manager:                                  Team Managed
     Inception Date:                           December 28, 2000
     Total Net Assets:                         $4.8 Million
     Number of Equity Holdings:                502
     Median Cap Size:                          $9.5 Billion
     Dividend Yield:                           1.75%

                             TOP 10 EQUITY HOLDINGS

                                               (% OF NET ASSETS)
                                               -----------------
     General Electric                                3.19%
     Exxon Mobil Corp.                               2.22%
     S&P 500 Depositary Receipts                     2.21%
     Pfizer, Inc.                                    2.17%
     Johnson & Johnson                               2.07%
     Microsoft Corporation                           1.99%
     Intel Corporation                               1.83%
     Cisco Systems, Inc.                             1.77%
     International Business Machines                 1.73%
     Proctor & Gamble                                1.69%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

   Summit Total Stakeholder Impact Fund Class I - Average Annual Total Return

                    1-YEAR    3-YEAR    SINCE INCEPTION
                     12.28%    3.31%        -3.91%

   Summit Total Stakeholder Impact Fund Class F - Average Annual Total Return

                          1-YEAR    SINCE INCEPTION
                           12.00%       6.20%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT TOTAL STAKEHOLDER   SUMMIT TOTAL STAKEHOLDER
               IMPACT FUND CLASS I        IMPACT FUND CLASS F        S&P 500 INDEX
12/28/2000     $                 10,000                              $      10,000
12/31/2000     $                  9,890                              $       9,896
1/31/2001      $                 10,300                              $      10,247
2/28/2001      $                  9,300                              $       9,314
3/31/2001      $                  8,699                              $       8,724
4/30/2001      $                  9,350                              $       9,401
5/31/2001      $                  9,389                              $       9,464
6/30/2001      $                  9,159                              $       9,234
7/31/2001      $                  9,089                              $       9,144
8/31/2001      $                  8,508                              $       8,572
9/30/2001      $                  7,806                              $       7,880
10/31/2001     $                  7,956                              $       8,031
11/30/2001     $                  8,568                              $       8,647
12/31/2001     $                  8,629                              $       8,723
1/31/2002      $                  8,528                              $       8,596
2/28/2002      $                  8,345                              $       8,430
3/31/2002      $                  8,639                              $       8,747
4/30/2002      $                  8,129                              $       8,217
5/31/2002      $                  8,071                              $       8,157
6/30/2002      $                  7,481   $                 10,000   $       7,576
7/31/2002      $                  6,923   $                  9,252   $       6,986
8/31/2002      $                  6,953   $                  9,289   $       7,031
9/30/2002      $                  6,202   $                  8,285   $       6,268
10/31/2002     $                  6,738   $                  8,999   $       6,819
11/30/2002     $                  7,131   $                  9,521   $       7,219
12/31/2002     $                  6,711   $                  8,958   $       6,796
1/31/2003      $                  6,540   $                  8,728   $       6,618
2/28/2003      $                  6,446   $                  8,604   $       6,519
3/31/2003      $                  6,501   $                  8,674   $       6,582
4/30/2003      $                  7,032   $                  9,379   $       7,124
5/31/2003      $                  7,394   $                  9,860   $       7,499
6/30/2003      $                  7,475   $                  9,966   $       7,595
7/31/2003      $                  7,612   $                 10,147   $       7,728
8/31/2003      $                  7,758   $                 10,338   $       7,879
9/30/2003      $                  7,667   $                 10,228   $       7,796
10/31/2003     $                  8,100   $                 10,803   $       8,236
11/30/2003     $                  8,169   $                 10,892   $       8,308
12/31/2003     $                  8,573   $                 11,428   $       8,744
1/31/2004      $                  8,719   $                 11,621   $       8,905
2/29/2004      $                  8,816   $                 11,748   $       9,029
3/31/2004      $                  8,680   $                 11,564   $       8,892
4/30/2004      $                  8,536   $                 11,369   $       8,753
5/31/2004      $                  8,653   $                 11,523   $       8,872
6/30/2004      $                  8,811   $                 11,732   $       9,045
7/31/2004      $                  8,506   $                 11,322   $       8,745
8/31/2004      $                  8,528   $                 11,350   $       8,780
9/30/2004      $                  8,608   $                 11,455   $       8,875

[CHART]

                               SECTOR ALLOCATIONS

Energy                           6.4%
Financial                       17.4%
Industrial                      12.7%
Technology                      11.9%
Basic Materials                  3.3%
Communications                  10.0%
Utilities                        2.5%
Short-Term & Other               3.5%
Consumer Cyclical               10.1%
Consumer Non-Cyclical           22.2%

     The Total Social Impact Ratings were previously calculated and produced by The Total Social Impact Foundation, Inc., which is no longer in existence. The Total Social Impact Foundation, Inc., or its successors, or assigns with respect to the Total Social Impact Ratings, (collectively "TSI") makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of TSI to track general stock market performance.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                               TOTAL STAKEHOLDER IMPACT FUND


FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                               CLASS I
                                                     ----------------------------------------------------------
                                                                                                PERIOD FROM
                                                                                           DECEMBER 28, 2000(1)
                                                          YEAR ENDED SEPTEMBER 30,           TO SEPTEMBER 30,
                                                     ----------------------------------------------------------
                                                       2004         2003         2002               2001
                                                     ----------------------------------------------------------
Net asset value, beginning of period                 $  37.69     $  30.80     $  38.95    $              50.00
                                                     --------     --------     --------    --------------------
Investment Activities:
   Net investment income / (loss)                        0.39         0.36         0.28                    0.25
   Net realized and unrealized gains / (losses)          4.23         6.87        (8.22)                 (11.20)
                                                     --------     --------     --------    --------------------
Total from Investment Activities                         4.62         7.23        (7.94)                 (10.95)
                                                     --------     --------     --------    --------------------
DISTRIBUTIONS:
Net investment income                                   (0.37)       (0.34)       (0.21)                  (0.10)
                                                     --------     --------     --------    --------------------
Total Distributions                                     (0.37)       (0.34)       (0.21)                  (0.10)
                                                     --------     --------     --------    --------------------
Net asset value, end of period                       $  41.94     $  37.69     $  30.80    $              38.95
                                                     ========     ========     ========    ====================
Total return                                            12.28%       23.61%      -20.55%                 -21.94%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)        0.75%        0.75%        0.75%                   0.75%(3)
Ratio of expenses to average net assets - gross          2.95%        3.18%        2.29%                   2.57%(3)
Ratio of net investment income / (loss) to average
  net assets                                             0.94%        1.02%        0.72%                   0.79%(3)
Portfolio turnover rate                                  1.94%        2.91%        3.82%                   0.62%(3)
Net assets, end of period (000's)                    $  4,484     $  3,892     $  3,247    $              3,921

                                                                        CLASS F
                                                     --------------------------------------------
                                                                                    PERIOD FROM
                                                                                  JULY 1, 2002(1)
                                                      YEAR ENDED SEPTEMBER 30,   TO SEPTEMBER 30,
                                                     --------------------------------------------
                                                        2004           2003            2002
                                                     --------------------------------------------
Net asset value, beginning of period                 $    37.85     $    30.78   $          36.37
                                                     ----------     ----------   ----------------
Investment Activities:
   Net investment income / (loss)                          0.25           0.10               0.06
   Net realized and unrealized gains / (losses)            4.29           7.10              (5.65)
                                                     ----------     ----------   ----------------
Total from Investment Activities                           4.54           7.20              (5.59)
                                                     ----------     ----------   ----------------
DISTRIBUTIONS:
Net investment income                                     (0.12)         (0.13)                --
                                                     ----------     ----------   ----------------
Total Distributions                                       (0.12)         (0.13)                --
                                                     ----------     ----------   ----------------
Net asset value, end of period                       $    42.27     $    37.85   $          30.78
                                                     ==========     ==========   ================
Total return                                              12.00%         23.44%            -15.37%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)          1.00%          0.99%              1.00%(3)
Ratio of expenses to average net assets - gross            3.24%          3.25%              3.72%(3)
Ratio of net investment income / (loss) to average
  net assets                                               0.70%          0.61%              0.70%(3)
Portfolio turnover rate                                    1.94%          2.91%              3.82%
Net assets, end of period (000's)                    $      293     $      123   $              4

(1) COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
TOTAL STAKEHOLDER IMPACT FUND                            SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2004

                                                         SHARES            VALUE
                                                 -------------------------------
COMMON STOCKS - 96.51%
BASIC MATERIALS - 3.34%
  Air Products & Chemicals                                  190   $       10,332
  Alcoa Inc                                                 521           17,500
  Allegheny Technologies Inc                                 28              511
  Ashland Inc.                                               28            1,570
  Boise Cascade                                              19              632
  Dow Chemical                                              583           26,340
  Du Pont (E.I.)                                            619           26,493
  Eastman Chemical                                           28            1,331
  Ecolab Inc.                                               112            3,521
  Engelhard Corp.                                            53            1,503
  Freeport-McMoRan Copper & Gold                             53            2,147
  Georgia-Pacific Group                                      85            3,056
  Great Lakes Chemical                                       17              435
  Hercules, Inc.*                                            38              542
  International Flavors & Fragrances                         39            1,490
  International Paper                                       171            6,910
  Louisiana Pacific                                          35              908
  MeadWestvaco Corporation                                   81            2,584
  Newmont Mining Corp.                                      144            6,556
  Nucor Corp.                                                32            2,924
  Phelps Dodge                                               27            2,485
  Plum Creek Timber Co.                                      80            2,802
  PPG Industries                                            145            8,886
  Praxair, Inc.                                             138            5,898
  Rohm & Haas                                                96            4,125
  Sherwin-Williams                                           62            2,726
  Sigma-Aldrich Corporation                                  33            1,914
  Temple-Inland                                              20            1,343
  United States Steel Corp.                                  33            1,241
  Weyerhaeuser Corp.                                        162           10,770
                                                                  --------------
                                                                         159,475
                                                                  --------------

COMMUNICATIONS - 10.03%
  ADC Telecommunications*                                   331              599
  ALLTEL Corp.                                              129            7,083
  Andrew Corp.*                                              33              404
  AT&T Corp.                                                297            4,253
  AT&T Wireless Services*                                 1,045           15,445
  Avaya Inc.*                                               115            1,602
  BellSouth                                                 768           20,828
  Century Telephone                                          58            1,986
  CIENA Corp.*                                              125              248
  Cisco Systems, Inc.*                                    4,678           84,671
  Citizens Communications                                    99            1,326
  Clear Channel Communications                              243            7,574
  Comcast Corp.*                                            751           21,208
  Comverse Technology, Inc.*                                 89            1,676
  Corning Inc.*                                             385            4,266
  Dow Jones & Co.                                            36            1,462
  eBay Inc.*                                                240           22,066
  Gannett Co.                                               104            8,711
  Interpublic Group*                                        130            1,377
  JDS Uniphase Corporation*                                 525            1,769
  Knight-Ridder Inc.                                         25            1,636
  Lucent Technologies*                                    2,041   $        6,470
  McGraw-Hill                                                85            6,774
  Meredith Corp.                                             11              565
  Monster Worldwide*                                         36              887
  Motorola Inc.                                           1,487           26,825
  New York Times                                             68            2,659
  Nextel Communications, Inc.*                              371            8,845
  Omnicom Group                                              75            5,480
  QUALCOMM Inc.                                             636           24,829
  Qwest Communications International*                       666            2,218
  SBC Communications Inc.                                 1,283           33,294
  Scientific-Atlanta                                         63            1,633
  Sprint Corp. FON                                          504           10,146
  Symantec Corporation*                                     100            5,488
  Tellabs, Inc.*                                            168            1,544
  Time Warner Inc.*                                       1,570           25,340
  Tribune Co.                                               157            6,461
  Univision Communications*                                  83            2,624
  Verizon Communications                                  1,116           43,948
  Viacom Inc.                                               631           21,176
  Walt Disney Co.                                           786           17,724
  Yahoo! Inc.*                                              420           14,242
                                                                  --------------
                                                                         479,362
                                                                  --------------

CONSUMER CYCLICAL - 10.07%
  AutoNation, Inc.*                                         100            1,708
  AutoZone Inc.*                                             52            4,017
  Bed Bath & Beyond Inc.*                                   114            4,231
  Best Buy Co., Inc.                                        126            6,834
  Big Lots, Inc.*                                            45              550
  Brunswick Corp.                                            34            1,556
  Carnival Corp.                                            221           10,451
  Centex Corp.                                               50            2,523
  Cintas Corporation                                         67            2,817
  Circuit City Group                                         85            1,304
  Coach, Inc.*                                               80            3,394
  Cooper Tire & Rubber                                       30              605
  Costco Co.                                                201            8,354
  CVS Corp.                                                 138            5,814
  Dana Corp.                                                 61            1,079
  Darden Restaurants                                         79            1,842
  Delphi Corporation                                        242            2,248
  Delta Air Lines*                                           39              128
  Dillard Inc.                                               35              691
  Dollar General                                            264            5,320
  Family Dollar Stores                                       75            2,033
  Federated Department Stores                                72            3,271
  Ford Motor                                              1,297           18,223
  Gap (The)                                                 347            6,489
  General Motors                                            375           15,930
  Genuine Parts                                              71            2,725
  Goodyear Tire & Rubber*                                    55              591
  Grainger (W.W.) Inc.                                       44            2,537
  Harley-Davidson                                           222           13,196
  Harrah's Entertainment                                     47            2,490
  Hasbro Inc.                                                69            1,297
  Hilton Hotels                                             126            2,374

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SHARES            VALUE
                                                 -------------------------------
CONSUMER CYCLICAL - 10.07% (CONTINUED)
  Home Depot                                              1,427   $       55,938
  International Game Technology                             112            4,026
  Johnson Controls                                           72            4,090
  Jones Apparel Group                                        40            1,432
  KB Home                                                    18            1,521
  Kohl's Corp.*                                             138            6,650
  Leggett & Platt                                            76            2,136
  Limited Brands, Inc.                                      147            3,277
  Liz Claiborne, Inc.                                       300           11,316
  Lowe's Cos.                                               352           19,131
  Marriott International                                    113            5,871
  Mattel, Inc.                                              135            2,448
  May Department Stores                                     115            2,947
  Maytag Corp.                                               31              569
  McDonald's Corp.                                          790           22,143
  Navistar International Corp.*                              25              930
  Newell Rubbermaid Co.                                     104            2,084
  NIKE Inc.                                                 171           13,475
  Nordstrom                                                  49            1,874
  Office Depot*                                             105            1,578
  PACCAR Inc.                                                72            4,977
  Penney (J.C.)                                              97            3,422
  Pulte Homes, Inc.                                          34            2,087
  RadioShack Corp                                            74            2,119
  Reebok International                                      312           11,457
  Sabre Holding Corp.                                        53            1,300
  Sears, Roebuck & Co.                                      137            5,459
  Southwest Airlines                                        315            4,290
  Staples, Inc.                                             193            5,755
  Starbucks Corporation*                                    162            7,365
  Starwood Hotels & Resorts                                  76            3,528
  Target Corp.                                              387           17,512
  Tiffany & Co.                                              61            1,875
  TJX Companies Inc.                                        232            5,113
  Toys R Us, Inc.*                                           79            1,401
  V.F. Corp.                                                 47            2,324
  Visteon Corp.                                              52              415
  Walgreen Co.                                              359           12,863
  Wal-Mart Stores                                         1,502           79,906
  Wendy's International                                      48            1,613
  Whirlpool Corp.                                            30            1,803
  Yum! Brands, Inc                                          112            4,554
                                                                  --------------
                                                                         481,196
                                                                  --------------

CONSUMER NON-CYCLICAL - 22.12%
  Abbott Labs                                               540           22,874
  Aetna Inc.                                                 52            5,196
  Alberto-Culver                                             36            1,565
  Albertson's                                               180            4,307
  Allergan, Inc.                                             55            3,990
  Altria Group, Inc.                                        729           34,292
  AmerisourceBergen Corp.                                    40            2,148
  Amgen Inc.*                                               746           42,283
  Anheuser-Busch                                            363           18,132
  Anthem, Inc.*                                              55            4,799
  Apollo Group, Inc.*                                        75            5,503
  Archer-Daniels-Midland                                    185            3,141
  Avery Dennison Corp.                                       47   $        3,092
  Avon Products                                             222            9,697
  Bard (C.R.) Inc.                                           38            2,152
  Bausch & Lomb                                              19            1,263
  Baxter International Inc.                                 434           13,957
  Becton, Dickinson                                         104            5,377
  Biogen Idec Inc*                                          174           10,644
  Biomet, Inc.                                              112            5,251
  Block H&R                                                  72            3,558
  Boston Scientific*                                        306           12,157
  Bristol-Myers Squibb                                      877           20,759
  Brown-Forman Corp.                                         60            2,748
  Campbell Soup                                             180            4,732
  Cardinal Health, Inc.                                     172            7,528
  Caremark Rx*                                              200            6,414
  Cendant Corporation                                       306            6,610
  Chiron Corporation*                                        75            3,315
  Clorox Co.                                                105            5,597
  Coca Cola Co.                                           1,053           42,173
  Coca-Cola Enterprises                                     155            2,930
  Colgate-Palmolive                                         243           10,979
  ConAgra Foods, Inc.                                       140            3,599
  Convergys Corp.*                                           65              873
  Coors (Adolph)                                            187           12,701
  Deluxe Corp.                                               33            1,354
  Donnelley (R.R.) & Sons                                    50            1,566
  Equifax Inc.                                               59            1,555
  Express Scripts, Inc.*                                     50            3,267
  Forest Laboratories*                                      136            6,117
  Fortune Brands, Inc.                                       63            4,668
  General Mills                                             172            7,723
  Genzyme General*                                           80            4,353
  Gilead Sciences, Inc.*                                    200            7,476
  Gillette Co.                                              647           27,006
  Guidant Corp.                                             134            8,849
  HCA Inc.                                                  139            5,303
  Health Management Assoc.                                  100            2,043
  Heinz (H.J.)                                              122            4,394
  Hershey Foods                                             132            6,166
  Hospira Inc.*                                              54            1,652
  Humana Inc.*                                               53            1,059
  Johnson & Johnson                                       1,753           98,746
  Kellogg Co.                                               181            7,721
  Kimberly-Clark                                            211           13,628
  King Pharmaceuticals*                                      93            1,110
  Kroger Co.*                                               295            4,578
  Lilly (Eli) & Co.                                         394           23,660
  Manor Care Inc.                                            39            1,168
  McCormick & Co.                                            50            1,717
  McKesson Corp.                                             92            2,360
  Medco Health Solutions Inc.*                              130            4,017
  MedImmune, Inc.*                                           87            2,062
  Medtronic Inc.                                            688           35,707
  Merck & Co.                                             1,082           35,706
  Millipore Corp.*                                           19              909
  Monsanto Co.                                               95            3,460
  Moody's Corp                                               69            5,054

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SHARES            VALUE
                                                 -------------------------------
CONSUMER NON-CYCLICAL - 22.12% (CONTINUED)
  Mylan Laboratories                                        100   $        1,800
  Paychex, Inc.                                             160            4,824
  Pepsi Bottling Group                                      108            2,932
  PepsiCo Inc.                                            1,062           51,666
  Pfizer, Inc.                                            3,381          103,459
  Procter & Gamble                                        1,496           80,964
  Quest Diagnostics                                         139           12,263
  Reynolds American Inc.                                     50            3,402
  Robert Half International                                  71            1,830
  Safeway Inc.*                                             191            3,688
  Sara Lee Corp.                                            321            7,338
  Schering-Plough                                           479            9,130
  St Jude Medical*                                           68            5,118
  Stryker Corp.                                             154            7,404
  Supervalu Inc.                                             57            1,570
  Sysco Corp.                                               269            8,048
  Tenet Healthcare Corp.*                                   184            1,985
  United Health Group Inc.                                  262           19,320
  UST Inc.                                                   57            2,295
  Watson Pharmaceuticals*                                    41            1,208
  WellPoint Health Networks*                                 80            8,408
  Winn-Dixie                                                 52              161
  Wrigley (Wm) Jr.                                          189           11,966
  Wyeth                                                     492           18,401
  Zimmer Holdings*                                           65            5,138
                                                                  --------------
                                                                       1,056,808
                                                                  --------------

ENERGY - 6.36%
  Amerada Hess                                               32            2,848
  Anadarko Petroleum                                         98            6,503
  Apache Corp.                                              110            5,512
  Baker Hughes                                              100            4,372
  BJ Services                                               275           14,413
  Burlington Resources                                      162            6,610
  ChevronTexaco Corp.                                       820           43,985
  ConocoPhillips                                            302           25,021
  Devon Energy Corp.                                         53            3,764
  Dynegy Inc.*                                              133              664
  El Paso Corp.                                             191            1,755
  EOG Resources                                              46            3,029
  Exxon Mobil Corp.                                       2,195          106,084
  Halliburton Co.                                           153            5,155
  Kerr-McGee                                                 36            2,061
  Kinder Morgan                                              45            2,827
  Marathon Oil Corp.                                        117            4,830
  Nabors Industries Ltd.*                                    60            2,841
  Noble Corporation*                                         54            2,427
  Occidental Petroleum                                      131            7,327
  Rowan Cos.*                                                36              950
  Schlumberger Ltd.                                         217           14,605
  Sunoco., Inc.                                             207           15,314
  Transocean Inc.*                                           85            3,041
  Unocal Corp.                                              275           11,825
  Valero Energy                                              50            4,011
  Williams Cos.                                             162            1,960
                                                                  --------------
                                                                         303,734
                                                                  --------------

FINANCIAL - 17.44%
  ACE Limited                                               100   $        4,006
  AFLAC Inc.                                                214            8,391
  Allstate Corp.                                            284           13,629
  Ambac Financial Group                                      41            3,278
  American Express                                          507           26,090
  American International Group                            1,064           72,341
  AmSouth Bancorporation                                    155            3,782
  Aon Corp.                                                 106            3,046
  Apartment Investment & Management                          75            2,609
  Bank of America Corp.                                   1,434           62,135
  Bank of New York                                          253            7,380
  BB&T Corporation                                          163            6,469
  Bear Stearns Cos.                                          33            3,174
  Capital One Financial                                      80            5,912
  Charles Schwab                                            556            5,110
  Chubb Corp.                                                71            4,990
  CIGNA Corp.                                                62            4,317
  Cincinnati Financial                                       69            2,844
  Citigroup Inc.                                          1,580           69,710
  Comerica Inc.                                              67            3,976
  Countrywide Financial Corp.                               192            7,563
  E*Trade Financial Corp.*                                  150            1,713
  Equity Office Properties                                  150            4,088
  Equity Residential                                        100            3,100
  Fannie Mae                                                603           38,230
  Federal Home Loan Mortgage                                300           19,572
  Federated Investors Inc.                                   50            1,422
  Fifth Third Bancorp                                       237           11,665
  First Horizon National                                     50            2,168
  Franklin Resources                                        204           11,375
  Golden West Financial                                      67            7,434
  Goldman Sachs Group                                       141           13,147
  Hartford Financial Services Group                          83            5,140
  Huntington Bancshares                                     101            2,516
  Janus Capital Group                                        88            1,198
  Jefferson-Pilot                                            63            3,129
  JPMorgan Chase & Co.                                    1,148           45,610
  KeyCorp                                                   181            5,720
  Lehman Bros.                                               85            6,776
  Lincoln National                                           81            3,807
  Loews Corp.                                                58            3,393
  M&T Bank Corp.                                             50            4,785
  Marsh & McLennan                                          180            8,237
  Marshall & Ilsley Corp.                                   100            4,030
  MBIA Inc.                                                  79            4,599
  MBNA Corp.                                                556           14,011
  Mellon Bank Corp.                                         311            8,612
  Merrill Lynch                                             267           13,275
  MetLife Inc.                                              300           11,595
  MGIC Investment                                            44            2,928
  Morgan Stanley                                            306           15,086
  National City Corp.                                       253            9,770
  North Fork Bancorporation                                 135            6,001
  Northern Trust Corp.                                      148            6,038
  PNC Bank Corp.                                            119            6,438
  Principal Financial Group                                 150            5,396
  Progressive Corp.                                          90            7,627

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SHARES            VALUE
                                                 -------------------------------
FINANCIAL - 17.44% (CONTINUED)
  ProLogis                                                  100   $        3,524
  Providian Financial Corp.*                                116            1,803
  Prudential Financial                                      200            9,408
  Regions Financial Corp.                                   187            6,182
  SAFECO Corp.                                               52            2,374
  Simon Property Group, Inc                                  70            3,754
  SLM Corporation                                           192            8,563
  SouthTrust Corp.                                          134            5,582
  Sovereign Bancorp                                         125            2,728
  St. Paul Travelers Cos.                                    84            2,776
  State Street Corp.                                        136            5,809
  SunTrust Banks                                            117            8,238
  Synovus Financial                                         118            3,086
  T. Rowe Price Group                                        49            2,496
  Torchmark Corp.                                            45            2,393
  U.S. Bancorp                                              694           20,056
  UnumProvident Corp.                                        98            1,538
  Wachovia Corp.                                            863           40,518
  Washington Mutual                                         401           15,671
  Wells Fargo                                               687           40,966
  XL Capital                                                 48            3,552
  Zions Bancorp                                              35            2,136
                                                                  --------------
                                                                         833,536
                                                                  --------------

INDUSTRIAL - 12.73%
  3M Company                                                734           58,698
  Agilent Technologies*                                     340            7,334
  Allied Waste Industries*                                   73              646
  American Power Conversion Corporation                      82            1,426
  American Standard*                                         60            2,335
  Applera Corp-Applied Biosystems Group                      94            1,774
  Ball Corp.                                                 48            1,797
  Bemis Company                                              44            1,170
  Black & Decker Corp.                                       34            2,633
  Boeing Company                                            322           16,622
  Burlington Northern Santa Fe                              157            6,015
  Caterpillar Inc.                                          134           10,780
  Cooper Industries, Ltd.                                    43            2,537
  Crane Company                                              24              694
  CSX Corp.                                                  69            2,291
  Cummins Inc.                                              200           14,778
  Danaher Corp.                                             116            5,948
  Deere & Co.                                               169           10,909
  Dover Corp.                                                82            3,187
  Eastman Kodak                                             431           13,886
  Eaton Corp.                                                58            3,677
  Emerson Electric                                          176           10,893
  FedEx Corporation                                         127           10,883
  Fisher Scientific*                                         50            2,917
  Fluor Corp.                                                30            1,336
  General Dynamics                                           79            8,066
  General Electric                                        4,542          152,520
  Goodrich Corporation                                       42            1,317
  Honeywell International Inc.                              323           11,583
  Illinois Tool Works                                       133           12,392
  Ingersoll-Rand Co. Ltd.                                    67            4,554
  ITT Industries, Inc.                                      137           10,959
  Jabil Circuit*                                             85   $        1,955
  Lockheed Martin Corp.                                     156            8,702
  Masco Corp.                                               181            6,250
  Molex Inc.                                                 74            2,207
  Norfolk Southern Corp.                                    166            4,937
  Northrop Grumman Corp.                                    108            5,760
  Pactiv Corp.*                                              64            1,488
  Pall Corp.                                                 46            1,126
  Parker-Hannifin                                           165            9,712
  PerkinElmer                                                40              689
  Power-One Inc.*                                            32              207
  Raytheon Co.                                              347           13,178
  Rockwell Automation, Inc.                                  69            2,670
  Rockwell Collins                                          352           13,073
  Ryder System                                               23            1,082
  Sanmina-SCI Corporation*                                  120              846
  Sealed Air Corp.*                                          34            1,576
  Snap-On Inc.                                               23              634
  Solectron*                                                314            1,554
  Stanley Works                                              34            1,445
  Symbol Technologies                                        85            1,074
  Tektronix Inc.                                             39            1,297
  Textron Inc.                                               58            3,728
  Thermo Electron*                                           69            1,864
  Tyco International                                        783           24,007
  Union Pacific                                              91            5,333
  United Parcel Service                                     801           60,812
  United Technologies                                       267           24,932
  Vulcan Materials                                           41            2,089
  Waste Management Inc.                                     163            4,457
  Waters Corporation*                                        50            2,205
  Worthington Ind.                                           35              747
                                                                  --------------
                                                                         608,193
                                                                  --------------

TECHNOLOGY - 11.90%
  Adobe Systems Incorporated                                101            4,996
  Advanced Micro Devices*                                   312            4,056
  Affiliated Computer*                                      100            5,567
  Altera Corporation*                                       159            3,112
  Analog Devices                                            146            5,662
  Apple Computer, Inc.*                                     127            4,921
  Applied Materials, Inc.*                                  684           11,279
  Applied Micro Circuits*                                   116              363
  Autodesk, Inc.                                             50            2,432
  Automatic Data Processing Inc.                            258           10,661
  BMC Software*                                             101            1,597
  Broadcom Corporation*                                      93            2,538
  Citrix Systems, Inc.*                                      77            1,349
  Computer Associates International                         245            6,444
  Computer Sciences Corp.*                                   67            3,156
  Compuware Corporation*                                    153              788
  Dell Inc.*                                              1,123           39,979
  Electronic Arts Inc.*                                     150            6,899
  Electronic Data Systems                                   207            4,014
  EMC Corp.*                                                807            9,313
  First Data                                                328           14,268
  FIserv Inc.*                                               75            2,615

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         SHARES            VALUE
                                                 -------------------------------
TECHNOLOGY - 11.90% (CONTINUED)
  Gateway Inc.*                                             134   $          663
  Hewlett-Packard                                         1,265           23,719
  IMS Health Inc.                                           117            2,799
  Intel Corporation                                       4,350           87,260
  International Business Machines                           963           82,568
  Intuit Inc.*                                               81            3,677
  KLA-Tencor Corporation*                                    77            3,194
  Lexmark International Inc*                                 50            4,201
  Linear Technology Corporation                             129            4,675
  LSI Logic*                                                129              556
  Maxim Integrated Products, Inc.                           114            4,821
  Mercury Interactive Corporation*                           32            1,116
  Micron Technology*                                        239            2,875
  Microsoft Corporation                                   3,434           94,950
  National Semiconductor*                                   138            2,138
  NCR Corp.*                                                 38            1,884
  Network Appliance, Inc.*                                  133            3,059
  Novell Inc.*                                              140              883
  Novellus Systems, Inc.*                                    53            1,409
  NVIDIA Corporation*                                        50              726
  Oracle Corporation*                                     2,242           25,290
  Parametric Technology*                                    112              591
  PeopleSoft, Inc.*                                         117            2,322
  Pitney-Bowes                                              266           11,731
  PMC-Sierra Inc.*                                           58              511
  QLogic Corporation*                                        36            1,065
  Siebel Systems, Inc.*                                     178            1,342
  Sun Microsystems, Inc.*                                 1,504            6,076
  SunGard Data Systems*                                     130            3,090
  Teradyne Inc.*                                             71              951
  Texas Instruments                                       1,157           24,621
  Unisys Corp.*                                             125            1,290
  VERITAS Software Corporation*                             159            2,830
  Xerox Corp.*                                              715           10,067
  Xilinx, Inc.                                              131            3,537
                                                                  --------------
                                                                         568,496
                                                                  --------------

UTILITIES - 2.52%
  AES Corp.*                                                198            1,978
  Allegheny Energy*                                          43              686
  Ameren Corporation                                         58            2,677
  American Electric Power                                   134            4,283
  Calpine Corp.*                                            111              322
  CenterPoint Energy                                        110            1,140
  CINergy Corp.                                             120            4,752
  CMS Energy*                                                48              457
  Consolidated Edison                                        78            3,279
  Constellation Energy Group                                 61   $        2,430
  Dominion Resources                                        101            6,590
  DTE Energy Co.                                             56            2,363
  Duke Energy                                               296            6,775
  Edison International                                      135            3,579
  Entergy Corp.                                              85            5,152
  Exelon Corp.                                              218            7,998
  FirstEnergy Corp.                                         123            5,053
  FPL Group                                                  74            5,056
  Keyspan Energy                                             55            2,156
  NICOR Inc.                                                 19              697
  NiSource Inc.                                              80            1,681
  Peoples Energy                                             15              625
  PG&E Corp.*                                               126            3,830
  Pinnacle West Capital                                     227            9,421
  PPL Corp.                                                  57            2,689
  Progress Energy, Inc.                                      83            3,514
  Public Services Enterprise Inc.                            83            3,536
  Sempra Energy                                              86            3,112
  Southern Co.                                              274            8,216
  TECO Energy                                               650            8,795
  TXU Corp.                                                 107            5,127
  Xcel Energy Inc                                           132            2,286
                                                                  --------------
                                                                         120,255
                                                                  --------------
    Total Common Stocks
       (cost $5,020,986)                                               4,611,055
                                                                  --------------

UNIT INVESTMENT TRUST - 2.21%
  S&P 500 Depositary Receipts                               945          105,613
                                                                  --------------
    Total Unit Investment Trust
       (cost $99,278)                                                    105,613
                                                                  --------------

SHORT-TERM INVESTMENTS - 0.42%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 0.42%                                             19,886           19,886
                                                                  --------------
    Total Short-Term Investments
       (cost $19,886)                                                     19,886
                                                                  --------------
TOTAL INVESTMENTS - 99.14%
   (cost $5,140,150)(1)                                                4,736,554
                                                                  --------------
OTHER ASSETS AND LIABILITIES - 0.86%                                      41,335
                                                                  --------------
TOTAL NET ASSETS - 100.00%                                        $    4,777,889
                                                                  ==============

*   Non-income producing

(1) For federal income tax purposes, cost is $5,154,049 and gross unrealized appreciation and depreciation of securities as of September 30, 2004 was $601,266 and ($1,018,761), respectively, with a net appreciation / depreciation of ($417,495).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL STATEMENTS                               TOTAL STAKEHOLDER IMPACT FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS
   Investments in securities, at value                         $      4,736,554
   Cash                                                                      12
   Receivables:
      Shares sold                                                           457
      Interest and dividends                                              5,560
   Receivable from Adviser                                               75,314
   Prepaid expenses and other                                             3,654
                                                               ----------------
                                                                      4,821,551
                                                               ----------------
LIABILITIES
   Payables:
      Investment securities purchased                                     3,112
      12b-1 fees                                                             60
      Directors' fees                                                       301
      Custodian fees                                                        654
      Fund accounting fees                                                7,340
      Professional fees                                                  16,401
      Royalty fees                                                       11,071
      Other accrued expenses                                              4,723
                                                               ----------------
                                                                         43,662
                                                               ----------------
NET ASSETS*
   Paid-in capital                                                    5,414,610
   Accumulated undistributed net
      investment income                                                  30,620
   Accumulated net realized gain / (loss)
      on investments and futures contracts                             (263,745)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                             (403,596)
                                                               ----------------
                                                               $      4,777,889
                                                               ================
 Investments at cost                                           $      5,140,150
 Shares authorized per class ($.10 par value)                        20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                 SHARES
SHARE CLASS     NET ASSETS    OUTSTANDING
  Class I     $   4,484,160       106,915   $  41.94
  Class F     $     293,729         6,949   $  42.27

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME
   Interest                                                    $            160
   Dividends                                                             77,160
   Other income                                                              13
                                                               ----------------
                                                                         77,333
                                                               ----------------
EXPENSES
   Advisory fees                                                         20,576
   Administration expenses                                                4,572
   Custodian fees and expenses                                            1,462
   Fund accounting fees                                                  42,779
   Professional fees                                                     16,463
   Directors' fees                                                          669
   Transfer agent fees                                                   25,654
   Royalty fee                                                            5,487
   12b-1 fees                                                               499
   Registration expense                                                  15,680
   Other expenses                                                         1,453
                                                               ----------------
                                                                        135,294
   Reimbursements and waivers                                          (100,462)
                                                               ----------------
                                                                         34,832
                                                               ----------------
NET INVESTMENT INCOME / (LOSS)                                           42,501
                                                               ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                       (26,323)
   Net change in unrealized appreciation /
      (depreciation) on investments                                     467,919
                                                               ----------------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                        441,596
                                                               ----------------
NET INCREASE / (DECREASE)
  IN NET ASSETS FROM OPERATIONS                                $        484,097
                                                               ================

*FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

   Undistributed ordinary income                               $         30,620

                                                     POST-OCTOBER CAPITAL
 CAPITAL LOSS CARRYFORWARD EXPIRING SEPTEMBER 30:      LOSSES DEFERRED:
-------------------------------------------------------------------------
   2009         2010       2011        2012          SEPTEMBER 30, 2004
----------   ---------   ---------   ---------     ----------------------
$ (75,198)   $ (118,795)  $  (405)   $ (43,016)          $  12,432

TRANSACTIONS WITH AFFILIATES:

           PERCENT OF CURRENT
            NET ASSET VALUE
----------------------------------------
               ADMINISTRATION   EXPENSE
ADVISORY FEE         FEE        LIMIT(1)   WAIVER   REIMBURSEMENT
-----------------------------------------------------------------
    0.45%           0.10%         0.30%    $   --   $     100,462

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30,

                                                                                2004               2003
                                                                           ---------------------------------
OPERATIONS
   Net investment income / (loss)                                          $       42,501     $       37,121
   Net realized gain / (loss) on investments and futures                          (26,323)           (42,409)
   Net change in unrealized appreciation / (depreciation) on investments
      and futures contracts                                                       467,919            760,049
                                                                           --------------     --------------
                                                                                  484,097            754,761
                                                                           --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS*
Class I
   Net investment income                                                          (37,911)           (35,929)
Class F
   Net investment income                                                             (375)               (18)
                                                                           --------------     --------------
                                                                                  (38,286)           (35,947)
                                                                           --------------     --------------
FUND SHARE TRANSACTIONS
Class I
   Proceeds from shares sold                                                      336,453          3,709,468
   Reinvestment of distributions                                                    4,067             35,894
   Payments for shares redeemed                                                  (181,128)        (3,819,417)
                                                                           --------------     --------------
                                                                                  159,392            (74,055)
                                                                           --------------     --------------
Class F
   Proceeds from shares sold                                                      169,971            124,410
   Reinvestment of distributions                                                      375                 18
   Payments for shares redeemed                                                   (12,745)            (5,241)
                                                                           --------------     --------------
                                                                                  157,601            119,187
                                                                           --------------     --------------
NET INCREASE / (DECREASE) IN NET ASSETS                                           762,804            763,946
NET ASSETS
   Beginning of period                                                          4,015,085          3,251,139
                                                                           --------------     --------------
   End of period                                                           $    4,777,889     $    4,015,085
                                                                           ==============     ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                            $       30,620     $       26,405
                                                                           ==============     ==============
FUND SHARE TRANSACTIONS
Class I
   Sold                                                                             8,017             98,841
   Reinvestment of distributions                                                       99              1,069
   Redeemed                                                                        (4,462)          (102,061)
                                                                           --------------     --------------
      Net increase / (decrease) from fund share transactions                        3,654             (2,151)
                                                                           ==============     ==============
Class F
   Sold                                                                             4,002              3,250
   Reinvestment of distributions                                                        9                 --
   Redeemed                                                                          (312)              (135)
                                                                           --------------     --------------
      Net increase / (decrease) from fund share transactions                        3,699              3,115
                                                                           ==============     ==============
TOTAL COST OF PURCHASES OF:
   Common Stocks                                                           $      528,631     $      112,899
                                                                           --------------     --------------
                                                                           $      528,631     $      112,899
                                                                           ==============     ==============
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                                           $       84,284     $      100,456
                                                                           --------------     --------------
                                                                           $       84,284     $      100,456
                                                                           ==============     ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $       38,286     $       35,947
                                                                           --------------     --------------
                                                                           $       38,286     $       35,947
                                                                           ==============     ==============
   Percentage of ordinary income distributions designated as qualified
     dividend income                                                                  100%               100%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
EVEREST FUND

OBJECTIVE - Seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

STRATEGY - The Everest Fund (the "Fund") seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporarily out-of-favor status (a "value" investment style).

MANAGER'S COMMENTS:

The Fund's (Class I) performance for the twelve-month period ended September 30, 2004 was 18.29% (before the impact of any product or contract-level fees) versus 20.52% for the Russell 1000 Value Index (the "Index") and 13.85% for the Standard & Poor's 500 Composite Stock Price Index.

Two plus years of the Federal Reserve's "easy money" policy of keeping the federal funds rate very low coupled with the fiscal stimulus of tax cuts, began to kick-start the economy during the fourth quarter of 2003. The unemployment rate which had climbed as high as 6.3% during this cycle has fallen to 5.4%. Housing and auto sales, which carried the economy during the recession, are beginning to get some help from increased levels of business spending which has in turn increased hiring. In spite of record energy prices, the economy has maintained a growth rate in excess of 3% based on current gross domestic product statistics. Consequently, the Federal Reserve has raised federal funds rates from 1% to 1.75% and has indicated that more rate increases are likely. The equity markets are now dealing with a recovering economy, which they like, and rising interest rates, which they don't. In addition to rising interest rates, the markets are forced to undergo the quadrennial presidential election which further breeds uncertainty.

The economic recovery has been underway for about a year, and the U.S. general elections will soon be behind us. Interest rate increases seem to have paused before probably rising further, depending on the robustness of the economy. Energy prices have risen to exalted levels. However, we believe that they should taper off somewhat with consumers conserving more, China's consumption slowing down, and the anticipation of additional supply coming on-line from oil producers. So far, the effects on inflation have been imperceptible, but it remains to be seen if inflation will remain under control. It also remains to be seen what the effects will be on consumer spending from these uncertainties.

Fortunately the economic recovery and jobs' growth are continuing, even if not as fast as most would like. The Federal Reserve feels that the economy is healthy enough to be able to withstand three interest rate increases. Whichever candidate wins the U.S. presidential election, there will likely be a honeymoon stage of good feeling in the economy. As long as inflation remains quiescent, terrorism doesn't grip the nation, interest rates remain under control and the consumer still finds a way to continue spending, the economy should muddle through.

The Fund under performed its benchmark by 2.23% in the last year. There were a number of positive and negative contributors. The largest positive contributing sector was the oil producers led by Anadarko Petroleum and Devon Energy. Oil well servicing companies led by Weatherford International and Nabors Industries also were positive performers. Additionally, being over-weighted in food sector stocks, including Conagra and Sara Lee, contributed positively to performance. Being underweighted in integrated international energy companies (and not owning Exxon Mobil that was up over 32%) was a negative factor. Another large detractor from performance was underweighting the producer-durables sector and owning SPX Corporation in this sub-sector which declined over 20% during the period.

Because negative occurrences are possible, the Fund will be quick to invest in companies that are temporarily out-of-favor and pare those who reach full valuation, since the upside may be tenuous.

                                    FUND DATA

     Manager:                                  James McGlynn
     Inception Date:                           December 29, 1999
     Total Net Assets:                         $61.1 Million
     Number of Equity Holdings:                58
     Median Cap Size:                          $32.5 Billion
     Average Price-to-earnings Ratio:          17.00x
     Average Price-to-book Ratio:              2.10x
     Dividend Yield:                           2.56%

                             TOP 10 EQUITY HOLDINGS

                                               (% OF NET ASSETS)
                                               -----------------
     CSX Corp.                                       2.60%
     Alliance Capital Holdings                       2.50%
     Citigroup Inc.                                  2.43%
     General Electric                                2.42%
     J.P. Morgan Chase & Co.                         2.38%
     Unocal Corp.                                    2.30%
     Unilever                                        2.27%
     Nokia Corp.                                     2.27%
     Union Pacific Corp.                             2.26%
     Equity Residential Properties Trust             2.20%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

            Summit Everest Fund Class I - Average Annual Total Return

                    1-YEAR    3-YEAR    SINCE INCEPTION
                     18.29%    5.94%         6.31%

            Summit Everest Fund Class F - Average Annual Total Return

                          1-YEAR    SINCE INCEPTION
                           17.99%        7.63%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT EVEREST   SUMMIT EVEREST   RUSSELL 1000
               FUND CLASS I     FUND CLASS F     VALUE INDEX
12/28/99       $       10,000                    $     10,000
12/31/99       $       10,040                    $     10,109
1/31/2000      $        9,450                    $      9,779
2/29/2000      $        8,760                    $      9,053
3/31/2000      $        9,860                    $     10,157
4/30/2000      $        9,670                    $     10,039
5/31/2000      $       10,040                    $     10,145
6/30/2000      $        9,780                    $      9,681
7/31/2000      $        9,720                    $      9,802
8/31/2000      $       10,230                    $     10,348
9/30/2000      $       10,321                    $     10,443
10/31/2000     $       10,723                    $     10,699
11/30/2000     $       10,643                    $     10,302
12/31/2000     $       11,285                    $     10,818
1/31/2001      $       11,730                    $     10,860
2/28/2001      $       11,538                    $     10,558
3/31/2001      $       11,203                    $     10,185
4/30/2001      $       11,913                    $     10,684
5/31/2001      $       12,297                    $     10,924
6/30/2001      $       12,162                    $     10,682
7/31/2001      $       12,338                    $     10,659
8/31/2001      $       11,841                    $     10,232
9/30/2001      $       11,251                    $      9,512
10/31/2001     $       11,458                    $      9,430
11/30/2001     $       12,069                    $      9,978
12/31/2001     $       12,464                    $     10,213
1/31/2002      $       12,375                    $     10,135
2/28/2002      $       12,527                    $     10,151
3/31/2002      $       12,958                    $     10,631
4/30/2002      $       12,349                    $     10,266
5/31/2002      $       12,275                    $     10,318
6/30/2002      $       11,270   $       10,000   $      9,725
7/31/2002      $        9,947   $        8,824   $      8,821
8/31/2002      $       10,098   $        8,958   $      8,887
9/30/2002      $        8,862   $        7,861   $      7,899
10/31/2002     $        9,347   $        8,289   $      8,484
11/30/2002     $       10,229   $        9,069   $      9,019
12/31/2002     $        9,497   $        8,418   $      8,627
1/31/2003      $        9,261   $        8,208   $      8,418
2/28/2003      $        9,132   $        8,091   $      8,194
3/31/2003      $        9,200   $        8,150   $      8,208
4/30/2003      $       10,122   $        8,965   $      8,930
5/31/2003      $       10,802   $        9,565   $      9,507
6/30/2003      $       11,136   $        9,857   $      9,626
7/31/2003      $       11,217   $        9,929   $      9,769
8/31/2003      $       11,333   $       10,030   $      9,921
9/30/2003      $       11,310   $       10,009   $      9,824
10/31/2003     $       11,875   $       10,506   $     10,425
11/30/2003     $       12,029   $       10,639   $     10,567
12/31/2003     $       12,812   $       11,329   $     11,218
1/31/2004      $       13,141   $       11,617   $     11,416
2/29/2004      $       13,268   $       11,726   $     11,660
3/31/2004      $       13,036   $       11,519   $     11,557
4/30/2004      $       12,944   $       11,434   $     11,275
5/31/2004      $       12,987   $       11,470   $     11,390
6/30/2004      $       13,399   $       11,833   $     11,659
7/31/2004      $       13,077   $       11,547   $     11,495
8/31/2004      $       13,238   $       11,686   $     11,658
9/30/2004      $       13,378   $       11,809   $     11,839

[CHART]

                               SECTOR ALLOCATIONS

Financials                      27.0%
Healthcare                       7.8%
Industrials                      3.9%
Technology                      10.3%
Materials                        5.4%
Transportation                   4.9%
Utilities                       10.6%
Short-Term & Other               3.5%
Consumer Discretionary          10.1%
Consumer Non-Cyclical            6.6%
Energy                           9.9%

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
EVEREST FUND                                                FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                                      CLASS I
                                                     ------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                         DECEMBER 29, 1999(1)
                                                                YEAR ENDED SEPTEMBER 30,                   TO SEPTEMBER 30,
                                                     ------------------------------------------------------------------------
                                                       2004         2003         2002         2001               2000
                                                     ------------------------------------------------------------------------
Net asset value, beginning of period                 $  49.88     $  39.85     $  54.35     $  51.30     $              50.00
                                                     --------     --------     --------     --------     --------------------
Investment Activities:
   Net investment income / (loss)                        0.80         0.74         0.74         0.95                     0.40
   Net realized and unrealized gains / (losses)          8.27        10.13       (11.12)        3.80                     1.20
                                                     --------     --------     --------     --------     --------------------
Total from Investment Activities                         9.07        10.87       (10.38)        4.75                     1.60
                                                     --------     --------     --------     --------     --------------------
DISTRIBUTIONS:
Net investment income                                   (0.80)       (0.80)       (0.53)       (0.70)                   (0.30)
Net realized gains                                         --        (0.04)       (3.59)       (1.00)                      --
                                                     --------     --------     --------     --------     --------------------
Total Distributions                                     (0.80)       (0.84)       (4.12)       (1.70)                   (0.30)
                                                     --------     --------     --------     --------     --------------------
Net asset value, end of period                       $  58.15     $  49.88     $  39.85     $  54.35     $              51.30
                                                     ========     ========     ========     ========     ====================
Total return                                            18.29%       27.63%      -21.24%        9.01%                    3.21%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)        0.97%        0.98%        0.96%        0.78%                    0.81%(3)
Ratio of expenses to average net assets - gross          0.97%        0.98%        0.96%        0.80%                    0.85%(3)
Ratio of net investment income / (loss) to average
  net assets                                             1.46%        1.64%        1.33%        1.67%                    1.51%(3)
Portfolio turnover rate                                 73.43%       58.23%       66.74%      105.91%                  138.39%(3)
Net assets, end of period (000's)                    $ 61,042     $ 48,821     $ 42,194     $ 57,497     $             49,440

                                                                        CLASS F
                                                     --------------------------------------------
                                                                                    PERIOD FROM
                                                                                  JULY 1, 2002(1)
                                                      YEAR ENDED SEPTEMBER 30,   TO SEPTEMBER 30,
                                                     --------------------------------------------
                                                        2004           2003            2002
                                                     --------------------------------------------
Net asset value, beginning of period                 $    50.34     $    39.84   $          49.73
                                                     ----------     ----------   ----------------
Investment Activities:
   Net investment income / (loss)                          0.66           0.61               0.15
   Net realized and unrealized gains / (losses)            8.35          10.22             (10.04)
                                                     ----------     ----------   ----------------
Total from Investment Activities                           9.01          10.83              (9.89)
                                                     ----------     ----------   ----------------
DISTRIBUTIONS:
Net investment income                                     (0.73)         (0.29)                --
Net realized gains                                           --          (0.04)                --
                                                     ----------     ----------   ----------------
Total Distributions                                       (0.73)         (0.33)                --
                                                     ----------     ----------   ----------------
Net asset value, end of period                       $    58.62     $    50.34   $          39.84
                                                     ==========     ==========   ================
Total return                                              17.99%         27.32%            -19.89%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)          1.22%          1.23%              1.24%(3)
Ratio of expenses to average net assets - gross            1.22%          1.23%              1.24%(3)
Ratio of net investment income / (loss) to average
  net assets                                               1.17%          1.39%              1.37%(3)
Portfolio turnover rate                                   73.43%         58.23%             66.74%
Net assets, end of period (000's)                    $       16     $        5   $              4

(1) COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SCHEDULE OF INVESTMENTS                                             EVEREST FUND

SEPTEMBER 30, 2004

                                                         SHARES            VALUE
                                                 -------------------------------
COMMON STOCKS - 96.51%
CONSUMER DISCRETIONARY - 10.11%
  Sony Corp.                                             35,000   $    1,203,650
  Take-Two Interactive Software*                         31,900        1,047,915
  Time Warner Inc.*                                      82,700        1,334,778
  The Walt Disney Co.*                                   55,400        1,249,270
  Viacom Inc.                                            39,800        1,335,688
                                                                  --------------
                                                                       6,171,301
                                                                  --------------

CONSUMER NON-CYCLICAL - 6.61%
  Altria Group Inc.                                      15,600          733,824
  Coca Cola Co.                                          21,700          869,085
  Sara Lee Corp.                                         45,900        1,049,274
  Unilever                                               24,000        1,387,200
                                                                  --------------
                                                                       4,039,383
                                                                  --------------

ENERGY - 9.94%
  Anadarko Petroleum                                      8,200          544,152
  ChevronTexaco Corp.                                    20,456        1,097,260
  ConocoPhillips                                          9,777          810,024
  Devon Energy Corp.                                      8,600          610,686
  Royal Dutch Petroleum                                  18,700          964,920
  Unocal Corp.                                           32,700        1,406,100
  Weatherford International*                             12,500          637,750
                                                                  --------------
                                                                       6,070,892
                                                                  --------------

FINANCIALS - 27.01%
  Alliance Capital Holdings                              43,000        1,526,500
  Bank of America Corp.                                  18,600          805,938
  BB&T Corp.                                             22,400          889,056
  Charles Schwab Corp.                                   53,800          494,422
  Citigroup Inc.                                         33,600        1,482,432
  Equity Residential Properties Trust                    43,300        1,342,300
  Freddie Mac                                             9,200          600,208
  Goldman Sach Group Inc                                 13,300        1,240,092
  J.P. Morgan Chase & Co.                                36,564        1,452,688
  KeyCorp                                                32,800        1,036,480
  Marsh & McLennan Co.                                   29,200        1,336,192
  Mellon Financial Corp.                                 35,700          988,533
  PNC Financial Services Group*                          14,400          779,040
  St. Paul Cos.                                          40,400        1,335,624
  Wells Fargo                                            19,800        1,180,674
                                                                  --------------
                                                                      16,490,179
                                                                  --------------

HEALTH CARE - 7.82%
  Baxter International Inc.                              20,800          668,928
  Bristol-Myers Squibb                                   41,500          982,305
  Johnson & Johnson Co.                                  20,800        1,171,664
  Merck & Co.                                            25,900          854,700
  The Healthcare Co.                                     28,700        1,094,905
                                                                  --------------
                                                                       4,772,502
                                                                  --------------

INDUSTRIALS - 3.90%
  General Electric                                       44,000   $    1,477,520
  SPX Corp.                                              25,500          902,700
                                                                  --------------
                                                                       2,380,220
                                                                  --------------

MATERIALS - 5.37%
  Alcan Inc.*                                            27,100        1,295,380
  Dow Chemical                                           14,400          650,592
  Du Pont (E.I.)                                         31,100        1,331,080
                                                                  --------------
                                                                       3,277,052
                                                                  --------------

TECHNOLOGY - 10.32%
  Electronic Data Systems Corp.                          38,600          748,454
  Hewlett-Packard Co.                                    58,200        1,091,250
  International Business Machines                        11,700        1,003,158
  Microsoft Corp.                                        41,700        1,153,005
  Motorola Inc.                                          24,000          432,960
  Nokia Corp.                                           101,000        1,385,720
  Sun Microsystems Inc.*                                120,000          484,800
                                                                  --------------
                                                                       6,299,347
                                                                  --------------

TRANSPORTATION - 4.85%
  CSX Corp.                                              47,800        1,586,960
  Union Pacific Corp.                                    23,500        1,377,100
                                                                  --------------
                                                                       2,964,060
                                                                  --------------

UTILITIES - 10.58%
  AllTell Corp                                           15,200          834,632
  Ameren Corporation                                     18,900          872,235
  Cinergy Corporation                                    15,800          625,680
  Comcast Corporation*                                   20,000          558,400
  SBC Communications, Inc.                               41,000        1,063,950
  Southern Co.                                           34,300        1,028,314
  Sprint Corp.                                           44,800          901,824
  Verizon Communications                                 14,600          574,948
                                                                  --------------
                                                                       6,459,983
                                                                  --------------
    Total Common Stocks
       (cost $55,826,690)                                             58,924,919
                                                                  --------------

SHORT-TERM INVESTMENTS - 2.65%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 2.65%                                          1,618,176        1,618,176
                                                                  --------------
    Total Short-Term Investments
       (cost $1,618,176)                                               1,618,176
                                                                  --------------
TOTAL INVESTMENTS - 99.16%
   (cost $57,444,866)(1)                                              60,543,095
                                                                  --------------
OTHER ASSETS AND LIABILITIES - 0.84%                                     515,100
                                                                  --------------
TOTAL NET ASSETS - 100.00%                                        $   61,058,195
                                                                  ==============

*   Non-income producing

(1) For federal income tax purposes, cost is $57,490,104 and gross unrealized appreciation and depreciation of securities as of September 30, 2004 was $5,663,697 and ($2,610,706), respectively, with a net appreciation / depreciation of $3,052,991.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
EVEREST FUND                                                FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS
   Investments in securities, at value                         $     60,543,095
   Cash                                                                     164
   Receivables:
      Shares sold                                                           250
      Securities sold                                                   619,517
      Interest and dividends                                            110,761
   Prepaid expenses and other                                             7,396
                                                               ----------------
                                                                     61,281,183
                                                               ----------------
LIABILITIES
   Payables:
      Shares redeemed                                                   153,029
      12b-1 fees                                                             30
      Advisory fees                                                      32,021
      Administration expenses                                             5,003
      Directors' fees                                                     2,261
      Custodian fees                                                      1,669
      Fund accounting fees                                                6,422
      Professional fees                                                  16,247
      Other accrued expenses                                              6,306
                                                               ----------------
                                                                        222,988
                                                               ----------------
NET ASSETS*
   Paid-in capital                                                   54,126,601
   Accumulated undistributed net
      investment income                                                 538,207
   Accumulated net realized gain / (loss)
      on investments and futures contracts                            3,295,158
   Net unrealized appreciation /
      (depreciation) on investments and
      futures contracts                                               3,098,229
                                                               ----------------
                                                               $     61,058,195
                                                               ================
 Investments at cost                                           $     57,444,866
 Shares authorized per class ($.10 par value)                        20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                 SHARES
SHARE CLASS     NET ASSETS    OUTSTANDING
  Class I     $  61,042,177     1,049,670   $  58.15
  Class F     $      16,018           273   $  58.62

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME
   Interest                                                    $         17,526
   Dividends                                                          1,386,470
   Foreign dividend taxes withheld                                      (12,314)
   Other income                                                             170
                                                               ----------------
                                                                      1,391,852
                                                               ----------------
EXPENSES
   Advisory fees                                                        367,228
   Administration expenses                                               57,379
   Custodian fees and expenses                                            6,322
   Fund accounting fees                                                  37,497
   Professional fees                                                     25,135
   Directors' fees                                                        7,494
   Transfer agent fees                                                   27,677
   12b-1 fees                                                                31
   Other expenses                                                        27,793
                                                               ----------------
                                                                        556,556
   Reimbursements and waivers                                                --
                                                               ----------------
                                                                        556,556
                                                               ----------------
NET INVESTMENT INCOME / (LOSS)                                          835,296
                                                               ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                     5,180,380
   Net change in unrealized appreciation /
      (depreciation) on investments                                   3,053,260
                                                               ----------------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                      8,233,640
                                                               ----------------
NET INCREASE / (DECREASE)
  IN NET ASSETS FROM OPERATIONS                                $      9,068,936
                                                               ================

* FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

   Undistributed ordinary income                $  2,875,273
   Undistributed long-term gains                $    958,092
   Unrealized appreciation                      $  3,098,229

TRANSACTIONS WITH AFFILIATES:

     PERCENT OF CURRENT NET ASSET VALUE
  ----------------------------------------
                 ADMINISTRATION   EXPENSE
  ADVISORY FEE         FEE        LIMIT(1)   WAIVER   REIMBURSEMENT
  -----------------------------------------------------------------
      0.64%           0.10%         1.00%    $   --   $          --

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the fund for such excess, up to the amount of the advisory fee for that year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30,

                                                                                2004               2003
                                                                           ---------------------------------
OPERATIONS
   Net investment income / (loss)                                          $      835,296     $      736,631
   Net realized gain / (loss) on investments and futures                        5,180,380         (1,663,867)
   Net change in unrealized appreciation / (depreciation) on investments        3,053,260         11,729,736
                                                                           --------------     --------------
                                                                                9,068,936         10,802,500
                                                                           --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS*
Class I
   Net investment income                                                         (797,813)          (805,652)
   Net realized gain on investments                                                    --            (44,014)
Class F
   Net investment income                                                              (71)               (29)
   Net realized gain on investments                                                    --                 (4)
                                                                           --------------     --------------
                                                                                 (797,884)          (849,699)
                                                                           --------------     --------------
FUND SHARE TRANSACTIONS
Class I
   Proceeds from shares sold                                                    8,680,804          6,352,167
   Reinvestment of distributions                                                  797,813            848,603
   Payments for shares redeemed                                                (5,527,747)       (10,525,811)
                                                                           --------------     --------------
                                                                                3,950,870         (3,325,041)
                                                                           --------------     --------------
Class F
   Proceeds from shares sold                                                       10,010              5,051
   Reinvestment of distributions                                                       71                 33
   Payments for shares redeemed                                                        (5)            (5,133)
                                                                           --------------     --------------
                                                                                   10,076                (49)
                                                                           --------------     --------------
NET INCREASE / (DECREASE) IN NET ASSETS                                        12,231,998          6,627,711
NET ASSETS
   Beginning of period                                                         48,826,197         42,198,486
                                                                           --------------     --------------
   End of period                                                           $   61,058,195     $   48,826,197
                                                                           ==============     ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                            $      538,207     $      500,795
                                                                           ==============     ==============

FUND SHARE TRANSACTIONS
Class I
   Sold                                                                           154,026            138,696
   Reinvestment of distributions                                                   14,591             19,739
   Redeemed                                                                       (97,666)          (238,452)
                                                                           --------------     --------------
      Net increase / (decrease) from fund share transactions                       70,951            (80,017)
                                                                           ==============     ==============
Class F
   Sold                                                                               174                 99
   Reinvestment of distributions                                                        1                 --
   Redeemed                                                                            --               (100)
                                                                           --------------     --------------
      Net increase / (decrease) from fund share transactions                          175                 (1)
                                                                           ==============     ==============
TOTAL COST OF PURCHASES OF:
   Common Stocks                                                           $   44,235,432     $   25,032,907
                                                                           --------------     --------------
                                                                           $   44,235,432     $   25,032,907
                                                                           ==============     ==============
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                                           $   40,561,213     $   27,666,190
                                                                           --------------     --------------
                                                                           $   40,561,213     $   27,666,190
                                                                           ==============     ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $      797,884     $      805,681
   Long-term capital gains                                                             --             44,018
                                                                           --------------     --------------
                                                                           $      797,884     $      849,699
                                                                           ==============     ==============
   Percentage of ordinary income distributions designated as qualified
     dividend income                                                                  100%               100%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                                       BOND FUND

OBJECTIVE - Seeks a high level of current income, as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

STRATEGY - Under normal circumstances, the Bond Fund (the "Fund") will invest at least 80% of the value of its assets in fixed income securities. Further, the Fund normally will invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in below investment grade debt securities or convertible debt securities.

MANAGER'S COMMENTS:

The Fund had a total return of 5.05% (before the impact of any product or contract-level fees) for the twelve-month period ended September 30, 2004. During the period, the Fund outperformed the Lehman Brothers Aggregate Bond Index (the "Index), which produced a 3.68% total return. The primary reason the Fund outperformed the Index is that the Fund over-weighted corporate bonds, which outperformed Treasury securities during the period.

This has been an interesting year in the fixed income markets. While the absolute level of the 10-year Treasury rate is mostly unchanged, year-over-year interest rates have been volatile. Interest rates generally fell through March 2004, then rose sharply for three months subsequent, only to decline again, and end at roughly the same level where they began. Although longer-term rates are mostly unchanged, short-term rates have risen during the period. The Federal Reserve has increased interest rates three times in 2004, a total of 0.75%. It would not be surprising to see the Federal Reserve continue its increase in short-term rates in 2005, as the economy continues to improve, and the risk of deflation is diminished.

While interest rates have been volatile, the one constant has been that yields on corporate and mortgage-backed bonds have compressed as compared to Treasuries. With interest rates low, investor demand has been strong for bonds that provide incremental yield over Treasuries. The Fund was well positioned to take advantage of the spread tightening, and this has largely contributed to the strong performance recorded over the last year.

Looking ahead, we believe that the economy will continue to improve in 2005, but at a slower rate than we have seen over the last two years. We expect corporate and mortgage-backed bond spreads to continue tightening as compared to Treasury bonds, but again, at a reduced rate. Therefore, we are maintaining our over-weight in higher yielding bonds, at the expense of holding Treasury securities. While we believe that the environment is conducive for spread tightening on corporate and mortgage-backed bonds in 2005, we are fearful that higher Treasury rates may undermine an otherwise positive total return environment.

                                    FUND DATA

     Managers:                                 Gary R. Rodmaker
                                               Michael J. Schultz
                                               Dave Weisenburger
     Inception Date:                           April 3, 2000
     Total Net Assets:                         $92.1 Million
     Number of Holdings:                       134
     Average Duration:                         4.36 years
     Average Maturity:                         11.90 years
     Weighted Average Maturity:                5.87 years
     Average Credit Quality:                   A-/A3
     Current Yield:                            5.12%

                                QUALITY BREAKDOWN

                                                (% OF PORTFOLIO)
                                                ----------------
     AAA                                               38%
     AA                                                 1%
     A                                                  6%
     BBB                                               41%
     BB                                                 5%
     B                                                  6%
     CCC                                                2%
     D                                                  1%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                 Summit Bond Fund - Average Annual Total Return

                    1-YEAR    3-YEAR    SINCE INCEPTION
                     5.05%     6.16%         6.96%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                  LEHMAN BROTHERS
               SUMMIT BOND FUND   AGGREGATE BOND INDEX
3/31/2000      $         10,000   $             10,000
4/30/2000      $          9,920   $              9,971
5/31/2000      $          9,810   $              9,967
6/30/2000      $         10,052   $             10,174
7/31/2000      $         10,152   $             10,266
8/31/2000      $         10,335   $             10,415
9/30/2000      $         10,304   $             10,481
10/31/2000     $         10,284   $             10,550
11/30/2000     $         10,409   $             10,723
12/31/2000     $         10,555   $             10,922
1/31/2001      $         10,755   $             11,101
2/28/2001      $         10,893   $             11,197
3/31/2001      $         10,957   $             11,253
4/30/2001      $         10,914   $             11,206
5/31/2001      $         10,975   $             11,273
6/30/2001      $         10,953   $             11,316
7/31/2001      $         11,191   $             11,570
8/31/2001      $         11,323   $             11,703
9/30/2001      $         11,312   $             11,840
10/31/2001     $         11,543   $             12,087
11/30/2001     $         11,431   $             11,920
12/31/2001     $         11,317   $             11,844
1/31/2002      $         11,385   $             11,940
2/28/2002      $         11,428   $             12,056
3/31/2002      $         11,360   $             11,856
4/30/2002      $         11,554   $             12,086
5/31/2002      $         11,621   $             12,188
6/30/2002      $         11,580   $             12,294
7/31/2002      $         11,610   $             12,442
8/31/2002      $         11,752   $             12,652
9/30/2002      $         11,797   $             12,857
10/31/2002     $         11,647   $             12,798
11/30/2002     $         11,771   $             12,795
12/31/2002     $         11,933   $             13,059
1/31/2003      $         11,929   $             13,070
2/28/2003      $         12,137   $             13,251
3/31/2003      $         12,190   $             13,241
4/30/2003      $         12,396   $             13,350
5/31/2003      $         12,635   $             13,599
6/30/2003      $         12,718   $             13,572
7/31/2003      $         12,409   $             13,116
8/31/2003      $         12,501   $             13,203
9/30/2003      $         12,884   $             13,552
10/31/2003     $         12,839   $             13,426
11/30/2003     $         12,919   $             13,458
12/31/2003     $         13,059   $             13,595
1/31/2004      $         13,209   $             13,704
2/29/2004      $         13,351   $             13,853
3/31/2004      $         13,475   $             13,957
4/30/2004      $         13,144   $             13,594
5/31/2004      $         13,048   $             13,539
6/30/2004      $         13,095   $             13,616
7/31/2004      $         13,230   $             13,751
8/31/2004      $         13,477   $             14,013
9/30/2004      $         13,535   $             14,051

[CHART]

                               SECTOR ALLOCATIONS

Short-Term & Other                        3.4%
U.S. Treasury Obligations and Agencies    9.1%
Mortgage & Asset Backed Securities       37.6%
Corporate Bonds & Notes                  49.9%

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                                   BOND FUND

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                                                           PERIOD FROM
                                                                                                         APRIL 3, 2000(1)
                                                                 YEAR ENDED SEPTEMBER 30,                TO SEPTEMBER 30,
                                                     --------------------------------------------------------------------
                                                       2004         2003         2002         2001             2000
                                                     --------------------------------------------------------------------
Net asset value, beginning of period                 $  51.73     $  50.35     $   51.45    $   50.20    $          50.00
                                                     --------     --------     ---------    ---------    ----------------
Investment Activities:
   Net investment income / (loss)                        2.44         3.34          3.10         3.35                1.80
   Net realized and unrealized gains / (losses)          0.06         1.12         (0.98)        1.40               (0.30)
                                                     --------     --------     ---------    ---------    ----------------
Total from Investment Activities                         2.50         4.46          2.12         4.75                1.50
                                                     --------     --------     ---------    ---------    ----------------
DISTRIBUTIONS:
Net investment income                                   (2.83)       (3.08)        (3.13)       (3.40)              (1.30)
Net realized gains                                         --           --         (0.09)       (0.10)                 --
                                                     --------     --------     ---------    ---------    ----------------
Total Distributions                                     (2.83)       (3.08)        (3.22)       (3.50)              (1.30)
                                                     --------     --------     ---------    ---------    ----------------
Net asset value, end of period                       $  51.40     $  51.73     $   50.35    $   51.45    $          50.20
                                                     ========     ========     =========    =========    ================
Total return                                             5.05%        9.22%         4.29%        9.78%               3.04%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)        0.72%        0.69%         0.71%        0.61%               0.64%(3)
Ratio of expenses to average net assets - gross          0.72%        0.69%         0.71%        0.62%               0.66%(3)
Ratio of net investment income / (loss) to average
  net assets                                             4.82%        6.53%         6.17%        6.72%               7.19%(3)
Portfolio turnover rate                                 79.28%      125.15%        51.52%       76.96%              80.03%(3)
Net assets, end of period (000's)                    $ 92,148     $ 91,745     $ 103,505    $ 102,056    $         69,875

(1) COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
BOND FUND                                                SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2004

                                                         SHARES            VALUE
                                                 -------------------------------
PREFERRED STOCKS - 0.27%
MEDIA & CABLE - 0.27%
  Paxson Communications                                      33   $      247,500
                                                                  --------------
    Total Preferred Stocks
       (cost $290,025)                                                   247,500
                                                                  --------------

COMMON STOCKS - 0.24%
TELECOMMUNICATIONS - 0.24%
  MCI Inc.                                               13,029          218,236
                                                                  --------------
    Total Common Stocks
       (cost $251,243)                                                   218,236
                                                                  --------------

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
U.S. TREASURY OBLIGATIONS - 9.15%
U.S. TREASURY NOTES & BONDS - 9.15%
  5.875% due 11/15/05                            $      300,000   $      312,000
  2.000% due 05/15/06                                 2,000,000        1,986,328
  7.000% due 07/15/06                                 2,000,000        2,155,624
  2.625% due 11/15/06                                 1,000,000          999,648
  6.250% due 02/15/07                                   100,000          108,070
  3.125% due 09/15/08                                 1,000,000          999,219
  3.875% due 02/15/13                                 1,125,000        1,117,969
  4.250% due 08/15/14                                   750,000          757,852
                                                                  --------------
    Total U.S. Treasury Obligations
       (cost $8,296,115)                                               8,436,710
                                                                  --------------

MORTGAGE-BACKED SECURITIES - 18.24%
  FHLMC 5.000% due 05/01/18                             558,422          568,354
  FNMA 5.500% due 02/01/09                            1,528,569        1,572,156
  FNMA 5.000% due 03/01/09                              984,316        1,005,131
  FNMA 5.000% due 11/01/10                            1,524,634        1,558,528
  FNMA 5.500% due 05/01/12                              660,853          691,324
  FNMA 6.000% due 06/01/16                              883,912          927,474
  FNMA 4.500% due 03/01/17                            2,096,946        2,099,222
  FNMA 5.500% due 08/01/18                            3,624,138        3,751,397
  FNMA 4.500% due 09/01/18                            3,593,416        3,590,071
  FNMA 6.500% due 02/01/29                              285,772          300,471
  FNMA 5.000% due 02/01/33                              315,380          313,285
  GNMA 6.500% due 10/15/28                              408,883          432,702
                                                                  --------------
    Total Mortgage-Backed Securities
       (cost $16,577,597)                                             16,810,115
                                                                  --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.01%
AGENCY SECTOR - 5.43%
  FHR 2439 SC
     (15.600% due 07/15/28)                              27,892           28,385
  FNR 2002-48 GF
     (6.500% due 10/25/31)                            2,700,000        2,804,505
  FHR 2810 YA
     (5.500% due 06/15/34)                            2,126,059        2,167,916
                                                                  --------------
                                                                       5,000,806
                                                                  --------------

PRIVATE SECTOR - 11.58%
  ABN Amro Mortgage Corp.
     (6.000% due 03/25/17)                              282,817          284,075
  BAFC 2003-2 B3
     (6.366% due 06/25/32)                              652,407          662,273
  BOAA 2003-5 2B3
     (5.000% due 07/25/18)                       $      613,267   $      579,432
  BOAA 2003-8 3B3
     (4.750% due 10/25/18)                              666,007          623,697
  BOAMS 2003-10 4A2
     (5.000% due 01/25/19)                              518,274          521,815
  BOAMS 2002-7 2B1
     (6.000% due 08/25/32)                              571,472          570,779
  BOAMS 2003-8 1A10
     (5.500% due 11/25/33)                              401,114          412,131
  BOAMS 2004-6 1A11
     (5.500% due 07/25/34)                              988,713        1,022,396
  Chase 1999-S3 B3(2)
     (6.250% due 03/25/14)                              226,064          225,755
  CS First Boston
     (6.250% due 09/25/32)                              585,874          592,535
  CXHE 2001-B M2
     (7.360% due 07/25/32)                              313,295          324,311
  GMACM 2003- J3 B1(2)
     (5.000% due 05/25/18)                              280,192          266,760
  GMACM 2004- J1 A16
     (5.250% due 04/25/34)                              792,697          814,616
  HS 1994-2 M2
     (6.500% due 07/25/09)                               64,374           65,017
  MASTR 2003-9 2A12
     (5.500% due 10/25/33)                              309,037          319,688
  Morgan Stanley
     (5.169% due 11/25/33)                              551,434          538,687
  RALI 2001-QS15 M3
     (6.750% due 09/25/31)                              510,635          511,511
  RALI 2002-QS16 M2
     (5.750% due 10/25/17)                              294,929          305,080
  RALI 2002-QS16 M3
     (5.750% due 10/25/17)                              294,929          300,082
  RAMP 2003-RZ3 M1
     (4.120% due 06/25/33)                              500,000          498,955
  SASC 2003-2O B2
     (5.378% due 07/25/33)                              707,892          692,517
  Salomon Brothers
     (4.139% due 09/25/33)                              493,589          478,476
  WAMMS 2001-MS14 5A9
     (6.500% due 12/25/31)                               61,266           61,293
                                                                  --------------
                                                                      10,671,881
                                                                  --------------
    Total Collateralized Mortgage Obligations
       (cost $15,598,773)                                             15,672,687
                                                                  --------------

ASSET-BACKED SECURITIES - 2.34%
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.34%
  Chase Commercial Mortgage Sec
     (6.600% due 12/19/07)                            1,982,000        2,153,399
                                                                  --------------
    Total Asset-Backed Securities
       (cost $1,865,996)                                               2,153,399
                                                                  --------------

CORPORATE BONDS AND NOTES - 49.88%
AEROSPACE & DEFENSE - 0.47%
  Hexcel Corp.
     (9.750% due 01/15/09)                              375,000          393,750
  Hexcel Corp.
     (9.875% due 10/01/08)                               37,000           41,440
                                                                  --------------
                                                                         435,190
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
AIR TRANSPORTATION - 2.65%
  America West Airlines, AMBAC Insured
     (7.100% due 04/02/21)                       $      656,237   $      704,224
  Continental Airlines Inc.
     (7.875% due 07/02/18)                              749,630          705,964
  Delta Airlines
     (7.299% due 09/18/06)                              150,000           62,390
  Jet Equipment(2)(5)*
     (7.630% due 08/15/12)                              805,625          505,915
  NWA Trust No. 2 Class B
     (10.230% due 06/21/14)                             537,846          467,926
                                                                  --------------
                                                                       2,446,419
                                                                  --------------

BANK, BANK HOLDING COMPANIES, &
OTHER BANK SERVICES - 2.53%
  Banco Mercantile Norte(2)
     (5.875% due 02/17/14)                              750,000          750,000
  Bank of Hawaii
     (6.875% due 03/01/09)                              750,000          835,523
  Captial One Bank
     (5.750% due 09/15/10)                              700,000          746,244
                                                                  --------------
                                                                       2,331,767
                                                                  --------------

CONSUMER CYCLICAL - 8.53%
  American Axle & Mfg Inc.
     (5.250% due 02/11/14)                            1,050,000        1,035,452
  DaimlerChrysler AG
     (6.500% due 11/15/13)                              750,000          813,758
  Ford Motor Company
     (7.450% due 07/16/31)                              750,000          735,398
  General Motors
     (8.250% due 07/15/23)                              700,000          736,334
  GMAC
     (5.850% due 01/14/09)                              750,000          775,367
  Hertz Corp.
     (7.625% due 06/01/12)                              750,000          823,332
  ICI Wilmington
     (5.625% due 12/01/13)                              750,000          770,729
  Lear Corp
     (8.110% due 05/15/09)                            1,050,000        1,212,325
  MDC Holdings Inc.
     (5.500% due 05/15/13)                              350,000          355,735
  Park-Ohio Industries
     (9.250% due 12/01/07)                              188,000          190,820
  Tech Olympic USA Inc.
     (9.000% due 07/01/10)                              375,000          410,625
                                                                  --------------
                                                                       7,859,875
                                                                  --------------

CONSUMER NON-DURABLE - 7.11%
  American Restaurant Group Inc.(5)
     (11.500% due 11/01/06)                             500,000          300,000
  Amerigas Partner
     (8.875% due 05/20/11)                              187,000          206,168
  Aztar Corp.
     (9.000% due 08/15/11)                              375,000          415,313
  Bunge Ltd Finance Corp.
     (7.800% due 10/15/12)                              700,000          827,691
  Chiquita Brands(2)
     (7.500% due 11/01/14)                              375,000          375,000
  Dex Media West
     (9.875% due 08/15/13)                              182,000          213,850
  Dial Corp.
     (7.000% due 08/15/06)                              750,000          801,912
  Dole Food Inc.
     (8.875% due 03/15/11)                       $      187,000   $      203,362
  MGM Mirage(2)
     (6.750% due 09/01/12)                              375,000          388,125
  Miller Brewing Co.(2)
     (5.500% due 08/15/13)                              700,000          729,852
  RH Donnelley Finance Corp.(2)
     (8.875% due 12/15/10)                              187,000          211,310
  RH Donnelley Finance Corp.(2)
     (10.875% due 12/15/12)                             187,000          226,738
  Sealed Air Corp.(2)
     (5.625% due 07/15/13)                              700,000          719,697
  Service Corp. International
     (7.700% due 04/15/09)                              375,000          404,062
  Station Casinos
     (6.000% due 04/01/12)                              188,000          192,700
  Werner Holdings Co. Inc.
     (10.000% due 11/15/07)                             375,000          337,500
                                                                  --------------
                                                                       6,553,280
                                                                  --------------

ELECTRIC - 2.35%
  AES Corporation
     (9.375% due 09/15/10)                              375,000          422,344
  Ametek Inc.
     (7.200% due 07/15/08)                              750,000          819,044
  First Energy Corp.
     (6.450% due 11/15/11)                              760,000          829,061
  Sierra Power(2)
     (6.250% due 04/15/12)                               94,000           95,880
                                                                  --------------
                                                                       2,166,329
                                                                  --------------

ENERGY - 7.19%
  Calpine Corp.
     (10.500% due 05/15/06)                             375,000          361,875
  Canadian Oil Sands(2)
     (5.800% due 08/15/13)                              700,000          727,503
  Chesapeake Energy
     (9.000% due 08/15/12)                              375,000          428,437
  Constellation Energy Group
     (7.000% due 04/01/12)                              750,000          849,292
  Enterprise Products(2)
     (5.600% due 10/15/14)                              700,000          705,321
  Ferrellgas Partners
     (6.750% due 05/01/14)                              188,000          191,760
  Kaneb Pipeline
     (5.875% due 06/01/13)                              700,000          722,252
  Kern River Funding Corp.(2)
     (6.676% due 07/31/16)                              131,569          147,251
  Nevada Power Co.(2)
     (6.500% due 04/15/12)                               94,000           97,055
  Northwest Pipeline Corp.
     (8.125% due 03/01/10)                              187,000          209,674
  Pemex Master Trust
     (8.000% due 11/15/11)                              750,000          848,438
  Plains All American Pipline(2)
     (5.625% due 12/15/13)                              700,000          724,051
  Plains E&P Co.
     (7.125% due 06/15/14)                              188,000          201,630
  Williams Co.
     (7.125% due 09/01/11)                              375,000          411,563
                                                                  --------------
                                                                       6,626,102
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
HEALTH CARE - 1.73%
  Beckman Coulter Inc.
     (6.875% due 11/15/11)                       $      700,000   $      793,137
  Genesis Healthcare Corp.
     (8.000% due 10/15/13)                              375,000          408,750
  Medco Health Solutions
     (7.250% due 08/15/13)                              350,000          390,134
                                                                  --------------
                                                                       1,592,021
                                                                  --------------

INSURANCE - 3.88%
  American Financial Group
     (7.125% due 04/15/09)                              750,000          821,628
  Farmer Exchange Capital(2)
     (6.000% due 08/01/14)                              700,000          711,890
  Nationwide Financial Services
     (5.625% due 02/13/15)                            1,125,000        1,169,936
  USF&G Capital
     (8.470% due 01/10/27)                              760,000          871,643
                                                                  --------------
                                                                       3,575,097
                                                                  --------------

MEDIA & CABLE - 2.04%
  Charter(2)
     (8.000% due 04/30/12)                              187,000          186,533
  Emmis Co.
     (6.875% due 05/15/12)                              375,000          389,063
  Gray Television Inc.
     (9.250% due 12/15/11)                              375,000          420,938
  Univision Comm Inc.
     (7.850% due 07/15/11)                              755,000          887,206
                                                                  --------------
                                                                       1,883,740
                                                                  --------------

MEDIA CONGLOMERATE - 2.56%
  AOL Time Warner Inc.
     (6.875% due 05/01/12)                              760,000          847,915
  Comcast Corp.
     (5.850% due 01/15/10)                              250,000          266,066
  News American Holdings Nts.
     (6.625% due 01/09/08)                            1,139,000        1,241,937
                                                                  --------------
                                                                       2,355,918
                                                                  --------------

METALS & MINING - 0.47%
  Falconbridge LTD
     (7.350% due 06/05/12)                              375,000          430,027
                                                                  --------------

PRINTING & PUBLISHING - 0.22%
  Cadmus Communications(2)
     (8.375% due 06/15/14)                              187,000          201,493
                                                                  --------------

REAL ESTATE - 1.16%
  Health Care REIT
     (8.000% due 09/12/12)                              750,000          867,495
  La Quinta Properties(2)
     (7.000% due 08/15/12)                              188,000          198,105
                                                                  --------------
                                                                       1,065,600
                                                                  --------------

TECHNOLOGY - 1.19%
  Jabil Circuit Inc.
     (5.875% due 07/15/10)                       $    1,050,000   $    1,098,443
                                                                  --------------

TELECOMMUNICATIONS - 5.80%
  America Movil(2)
     (5.500% due 03/01/14)                              750,000          724,862
  AT&T Wireless Services
     (7.875% due 03/01/11)                              375,000          444,297
  Charter Communications
     (4.750% due 06/01/06)                              187,000          159,885
  MCI Inc.
     (5.908% due 05/01/07)                              375,000          371,719
  Nextel Communications
     (7.375% due 08/01/15)                              375,000          403,125
  Qwest Communications International(2)
     (7.250% due 02/15/11)                              375,000          355,313
  Qwest Corp.(2)
     (7.875% due 09/01/11)                              187,000          194,013
  Sprint Capital Corp.
     (7.625% due 01/30/11)                              750,000          866,498
  TCI Communications Inc.
     (8.750% due 08/01/15)                              760,000          947,301
  Telus Corp.
     (8.000% due 06/01/11)                              750,000          878,804
                                                                  --------------
                                                                       5,345,817
                                                                  --------------
    Total Corporate Bonds & Notes
       (cost $44,398,037)                                             45,967,118
                                                                  --------------

                                                         SHARES            VALUE
                                                 -------------------------------
SHORT-TERM INVESTMENTS - 2.28%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 2.28%                                          2,100,912        2,100,912
                                                                  --------------
    Total Short-Term Investments
       (cost $2,100,912)                                               2,100,912
                                                                  --------------

TOTAL INVESTMENTS - 99.41%
   (cost $89,378,699)(1)                                              91,606,677
                                                                  --------------
NORTHERN INSTITUTIONAL LIQUID
ASSET PORTFOLIO(3) - 20.87%                                           19,232,513
                                                                  --------------
OTHER ASSETS AND LIABILITIES - (20.28%)                              (18,690,899)
                                                                  --------------
TOTAL NET ASSETS - 100.00%                                        $   92,148,291
                                                                  ==============

*   Non-income producing

(1) For federal income tax purposes, cost is $89,987,987 and gross unrealized appreciation and depreciation of securities as of September 30, 2004 was $2,567,854 and ($949,164), respectively, with a net appreciation / depreciation of $1,618,690.

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $21,731,756, $19,232,513, and $2,968,668, respectively.

(4) Represent restricted private placement shares.

(5) Security in default.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL STATEMENTS                                                   BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS
   Investments in securities, at value                         $     91,606,677
   Collateral for securities loaned, at fair value                   19,232,513
   Receivables:
      Shares sold                                                        38,192
      Securities sold                                                   266,931
      Interest and dividends                                            983,676
      Other receivable                                                   23,959
   Prepaid expenses and other                                             5,901
                                                               ----------------
                                                                    112,157,849
                                                               ----------------

LIABILITIES
   Payables:
      Investment securities purchased                                   699,398
      Payable upon return of securities loaned                       19,232,513
      Bank overdraft                                                      1,094
      Advisory fees                                                      35,357
      Administration expenses                                             7,523
      Directors' fees                                                     3,406
      Custodian fees                                                      3,250
      Fund accounting fees                                                8,200
      Professional fees                                                  14,298
      Other accrued expenses                                              4,519
                                                               ----------------
                                                                     20,009,558
                                                               ----------------

NET ASSETS*
   Paid-in capital                                                   90,335,710
   Accumulated undistributed net
      investment income                                                 523,129
   Accumulated net realized gain / (loss)
      on investments and futures contracts                             (938,526)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                            2,227,978
                                                               ----------------
                                                               $     92,148,291
                                                               ================
 Investments at cost                                           $     89,378,699
 Shares authorized per class ($.10 par value)                        20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                 SHARES
SHARE CLASS     NET ASSETS    OUTSTANDING
  Class I     $  92,148,291     1,792,817   $  51.40

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME
   Interest                                                    $      4,985,006
   Dividends                                                             11,483
   Other income                                                          37,070
                                                               ----------------
                                                                      5,033,559
                                                               ----------------

EXPENSES
   Advisory fees                                                        427,051
   Administration expenses                                               90,862
   Custodian fees and expenses                                           11,184
   Fund accounting fees                                                  48,064
   Professional fees                                                     25,216
   Directors' fees                                                       13,479
   Transfer agent fees                                                   17,294
   Other expenses                                                        21,045
                                                               ----------------
                                                                        654,195
                                                               ----------------
NET INVESTMENT INCOME / (LOSS)                                        4,379,364
                                                               ----------------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                       185,064
   Net change in unrealized appreciation /
      (depreciation) on investments                                    (149,327)
                                                               ----------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                         35,737
                                                               ----------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $      4,415,101
                                                               ================

* FEDERAL TAX DATA AS OF SEPTEMBER 30, 2003

   Undistributed ordinary income             $    523,129
   Unrealized appreciation                   $  1,536,393

CAPITAL LOSS CARRYFORWARD EXPIRING   POST-OCTOBER CAPITAL
           SEPTEMBER 30:               LOSSES DEFERRED:
---------------------------------------------------------
             2011                     SEPTEMBER 30, 2004
             ----                    --------------------
          $  (329,238)                       $  --

TRANSACTIONS WITH AFFILIATES:

  PERCENT OF CURRENT NET ASSET VALUE
  ----------------------------------------
   ADVISORY      ADMINISTRATION   EXPENSE
      FEE              FEE        LIMIT(1)   WAIVER   REIMBURSEMENT
  -----------------------------------------------------------------
      0.47%           0.10%         1.00%    $   --   $          --

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the fund for such excess, up to the amount of the advisory fee for that year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30,

                                                                                2004              2003
                                                                           --------------------------------
OPERATIONS
   Net investment income / (loss)                                          $    4,379,364    $    6,437,298
   Net realized gain / (loss) on investments and futures                          185,064           823,876
   Net change in unrealized appreciation / (depreciation)
      on investments                                                             (149,327)        1,167,675
                                                                           --------------    --------------
                                                                                4,415,101         8,428,849
                                                                           --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income                                                       (5,003,377)       (5,955,186)
                                                                           --------------    --------------
                                                                               (5,003,377)       (5,955,186)
                                                                           --------------    --------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                                                   10,565,651        21,552,012
   Reinvestment of distributions                                                5,002,702         5,953,096
   Payments for shares redeemed                                               (14,576,342)      (41,739,209)
                                                                           --------------    --------------
                                                                                  992,011       (14,234,101)
                                                                           --------------    --------------
NET INCREASE / (DECREASE) IN NET ASSETS                                           403,735       (11,760,438)
NET ASSETS
   Beginning of period                                                         91,744,556       103,504,994
                                                                           --------------    --------------
   End of period                                                           $   92,148,291    $   91,744,556
                                                                           ==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                            $      523,129    $    1,206,829
                                                                           ==============    ==============

FUND SHARE TRANSACTIONS
   Sold                                                                           207,022           427,895
   Reinvestment of distributions                                                   99,217           119,035
   Redeemed                                                                      (287,118)         (828,960)
                                                                           --------------    --------------
      Net increase / (decrease) from fund share transactions                       19,121          (282,030)
                                                                           ==============    ==============
TOTAL COST OF PURCHASES OF:
   Preferred and Common Stocks                                             $    1,018,624    $      532,040
   U.S. Government Securities                                                  20,495,891        41,520,732
   Corporate Bonds                                                             54,216,958        76,643,617
                                                                           --------------    --------------
                                                                           $   75,731,473    $  118,696,389
                                                                           ==============    ==============
TOTAL PROCEEDS FROM SALES OF:
   Preferred and Common Stocks                                             $    1,009,762     $          --
   U.S. Government Securities                                                   9,103,980        55,345,928
   Corporate Bonds                                                             58,051,413        74,180,471
                                                                           --------------    --------------
                                                                           $   68,165,155    $  129,526,399
                                                                           ==============    ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $    5,003,377    $    5,955,186
                                                                           --------------    --------------
                                                                           $    5,003,377    $    5,955,186
                                                                           ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SHORT-TERM GOVERNMENT FUND

OBJECTIVE - Seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government or its agencies or instrumentalities.

STRATEGY - Under normal market conditions, the Short-term Government Fund (the "Fund") will invest 100% of the value of its assets in bonds issued by the U.S. government or its agencies or instrumentalities.

MANAGER'S COMMENTS:

The Fund had a total return of 0.83% (after waivers and reimbursements, but before the impact of any product or contract-level fees) for the year ended September 30, 2004, compared to a total return of 1.31% for the Salomon 1-5 Year Treasury Index (the "Index"). Over the last twelve months, the fixed income sector was marked by continued volatility. Intermediate interest rates fluctuated over a 150 basis point range during the period. The Treasury yield curve flattened with the 2-year Treasury rising 115 basis points and the 10-year Treasury increasing only 18 basis points during the period. The Federal Reserve ended its long accommodative mode by increasing its target short-term interest rate three times for a total of 75 basis points. The Fed also indicated that further measured increases in short-term interest rates are likely over the near term depending on inflation and economic growth.

The Fund's underperformance to the Index was primarily a result of a shorter duration and asset allocation. During the period, interest rates rose over the entire interest rate curve; however, the move was much greater on the short end of the curve. The Fund was over-weighted in the shorter maturity sector versus the longer maturity sector resulting in underperformance during the period. U.S. Treasury notes with a maturity longer than 3 years and mortgage pass through securities provided the largest incremental returns. The U.S. agency sector generally outperformed similar maturity U.S. Treasury securities. The sectors that provided the largest negative contribution to the Fund included agency and Treasury notes with maturities of 3 years or less.

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

         Summit Short-term Government Fund - Average Annual Total Return

                    1-YEAR    3-YEAR    SINCE INCEPTION
                     0.83%     2.76%         4.98%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT SHORT-TERM   SALOMON 1-5
               GOVERNMENT FUND     YEAR TREASURY
3/31/2000      $          10,000   $      10,000
4/30/2000      $          10,020   $      10,013
5/31/2000      $          10,040   $      10,054
6/30/2000      $          10,161   $      10,179
7/31/2000      $          10,261   $      10,244
8/31/2000      $          10,352   $      10,332
9/30/2000      $          10,414   $      10,415
10/31/2000     $          10,465   $      10,475
11/30/2000     $          10,578   $      10,593
12/31/2000     $          10,732   $      10,812
1/31/2001      $          10,857   $      10,947
2/28/2001      $          10,931   $      11,032
3/31/2001      $          11,005   $      11,107
4/30/2001      $          11,005   $      11,106
5/31/2001      $          11,047   $      11,161
6/30/2001      $          11,069   $      11,198
7/31/2001      $          11,207   $      11,360
8/31/2001      $          11,283   $      11,444
9/30/2001      $          11,466   $      11,660
10/31/2001     $          11,596   $      11,795
11/30/2001     $          11,498   $      11,722
12/31/2001     $          11,465   $      11,700
1/31/2002      $          11,498   $      11,730
2/28/2002      $          11,587   $      11,806
3/31/2002      $          11,476   $      11,674
4/30/2002      $          11,614   $      11,841
5/31/2002      $          11,679   $      11,911
6/30/2002      $          11,761   $      12,032
7/31/2002      $          11,900   $      12,231
8/31/2002      $          12,013   $      12,308
9/30/2002      $          12,122   $      12,475
10/31/2002     $          12,124   $      12,486
11/30/2002     $          12,076   $      12,406
12/31/2002     $          12,201   $      12,578
1/31/2003      $          12,187   $      12,557
2/28/2003      $          12,263   $      12,649
3/31/2003      $          12,259   $      12,664
4/30/2003      $          12,279   $      12,691
5/31/2003      $          12,335   $      12,806
6/30/2003      $          12,333   $      12,807
7/31/2003      $          12,214   $      12,650
8/31/2003      $          12,221   $      12,654
9/30/2003      $          12,341   $      12,840
10/31/2003     $          12,284   $      12,755
11/30/2003     $          12,287   $      12,747
12/31/2003     $          12,339   $      12,837
1/31/2004      $          12,367   $      12,877
2/29/2004      $          12,424   $      12,968
3/31/2004      $          12,464   $      13,036
4/30/2004      $          12,326   $      12,824
5/31/2004      $          12,298   $      12,801
6/30/2004      $          12,307   $      12,812
7/31/2004      $          12,353   $      12,876
8/31/2004      $          12,451   $      13,015
9/30/2004      $          12,444   $      13,009

                                    FUND DATA

     Manager:                                  Michael J. Schultz
     Inception Date:                           April 3, 2000
     Total Net Assets:                         $29.0 Million
     Number of Holdings:                       25
     Average Duration:                         1.61 years
     Average Maturity:                         2.00 years
     Average Credit Quality:                   GOV/AGN
     Current Yield:                            2.82%

[CHART]

                               SECTOR ALLOCATIONS

Short-Term & Other              5.4%
Treasuries & Agencies Notes    64.5%
Mortgage-Backed Securities     30.1%

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SHORT-TERM GOVERNMENT FUND                                  FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                                                              PERIOD FROM
                                                                                                           APRIL 3, 2000(1)
                                                                YEAR ENDED SEPTEMBER 30,                   TO SEPTEMBER 30,
                                                     ------------------------------------------------------------------------
                                                       2004         2003         2002         2001               2000
                                                     ------------------------------------------------------------------------
Net asset value, beginning of period                 $  52.56     $  53.48     $  53.10     $  50.95     $              50.00
                                                     --------     --------     --------     --------     --------------------
Investment Activities:
   Net investment income / (loss)                        1.30         1.37         1.74         2.55                     1.50
   Net realized and unrealized gains / (losses)         (0.87)       (0.42)        1.18         2.45                     0.55
                                                     --------     --------     --------     --------     --------------------
Total from Investment Activities                         0.43         0.95         2.92         5.00                     2.05
                                                     --------     --------     --------     --------     --------------------
DISTRIBUTIONS:
Net investment income                                   (1.15)       (1.58)       (1.79)       (2.60)                   (1.10)
Net realized gains                                         --        (0.29)       (0.75)       (0.25)                      --
                                                     --------     --------     --------     --------     --------------------
Total Distributions                                     (1.15)       (1.87)       (2.54)       (2.85)                   (1.10)
                                                     --------     --------     --------     --------     --------------------
Net asset value, end of period                       $  51.84     $  52.56     $  53.48     $  53.10     $              50.95
                                                     ========     ========     ========     ========     ====================
Total return                                             0.83%        1.81%        5.72%       10.11%                    4.14%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)        0.73%        0.73%        0.73%        0.73%                    0.73%(3)
Ratio of expenses to average net assets - gross          0.85%        0.81%        0.97%        0.91%                    1.25%(3)
Ratio of net investment income / (loss) to average
  net assets                                             2.16%        2.00%        3.55%        5.08%                    5.89%(3)
Portfolio turnover rate                                 32.31%       55.57%       64.75%       48.30%                   99.38%(3)
Net assets, end of period (000's)                    $ 28,981     $ 31,664     $ 25,646     $ 16,826     $             10,199

(1) COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SCHEDULE OF INVESTMENTS                               SHORT-TERM GOVERNMENT FUND


SEPTEMBER 30, 2004

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
U.S. TREASURY OBLIGATIONS - 31.66%
U.S. TREASURY NOTES & BONDS - 31.66%
  5.750% due 11/15/05                            $    2,000,000   $    2,077,188
  4.625% due 05/15/06                                 2,000,000        2,069,140
  2.375% due 08/15/06                                 1,000,000          996,797
  4.375% due 05/15/07                                 1,000,000        1,039,883
  3.250% due 08/15/07                                 1,000,000        1,011,055
  3.000% due 02/15/09                                 2,000,000        1,979,922
                                                                  --------------
    Total U.S. Treasury Obligations
       (cost $9,119,191)                                               9,173,985
                                                                  --------------

U.S. AGENCY OBLIGATIONS - 32.83%
  FHLB 3.625% due 10/15/04                            1,500,000        1,500,987
  FHLB 3.700% due 12/24/07                            2,000,000        1,988,188
  FHLMC 2.875% due 10/15/05                           2,500,000        2,514,460
  FNMA 1.875% due 12/15/04                            1,500,000        1,499,891
  FNMA 2.875% due 09/15/05                            2,000,000        2,010,040
                                                                  --------------
    Total U.S. Agency Obligations
       (cost $9,510,538)                                               9,513,566
                                                                  --------------

MORTGAGE-BACKED SECURITIES - 19.36%
  FHLMC 5.000% due 05/01/18                             521,194          530,464
  FNMA 4.500% due 04/01/08                              469,120          477,144
  FNMA 5.000% due 12/01/08                              356,548          364,075
  FNMA 5.000% due 01/01/09                              703,243          718,088
  FNMA 5.000% due 02/01/09                              231,891          236,795
  FNMA 4.500% due 03/01/17                            1,397,964        1,399,481
  FNMA 5.500% due 05/01/12                              477,283          499,289
  FNMA 7.000% due 12/01/29                            1,285,477        1,373,245
  GNMA 9.500% due 09/15/09                               12,358           13,565
                                                                  --------------
    Total Mortgage-Backed Securities
       (cost $5,513,078)                                               5,612,146
                                                                  --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.70%
  FHR 2791 KA 4.000% due 11/15/15                $      909,554   $      918,352
  FHR 2439 SC 15.600% due 07/15/28                       31,379           31,934
  FHR 2534 MF 2.000% due 09/15/30                       849,716          850,440
  FHR 2550 FI 1.950% due 11/15/32                     1,300,673        1,300,986
                                                                  --------------
    Total Collateralized Mortgage Obligations
       (cost $3,107,551)                                               3,101,712
                                                                  --------------

                                                         SHARES            VALUE
                                                 -------------------------------
SHORT-TERM INVESTMENTS - 4.63%
VARIABLE RATE DEMAND NOTES - 4.63%
  Northern Institutional Government
     (1.413% due 12/31/31)                            1,341,190   $    1,341,190
                                                                  --------------
    Total Short-Term Investments
       (cost $1,341,190)                                               1,341,190
                                                                  --------------

TOTAL INVESTMENTS - 99.18%
   (cost $28,591,550)(1)                                              28,742,599
                                                                  --------------

NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(2) - 29.91%                                                  8,668,182
                                                                  --------------

OTHER ASSETS AND LIABILITIES - (29.09%)                               (8,430,090)
                                                                  --------------

TOTAL NET ASSETS - 100.00%                                        $   28,980,691
                                                                  ==============

(1) For federal income tax purposes, cost is $28,591,550 and gross unrealized appreciation and depreciation of securities as of September 30, 2004 was $213,622 and ($62,573), respectively, with a net appreciation / depreciation of $151,049.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $13,664,990, $8,668,182, and $5,288,381, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SHORT-TERM GOVERNMENT FUND                                  FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS
   Investments in securities, at value                         $     28,742,599
   Cash                                                                      79
   Collateral for securities loaned,
      at fair value                                                   8,668,182
   Receivables:
      Shares sold                                                        39,739
      Interest and dividends                                            229,202
   Prepaid expenses and other                                             2,119
                                                               ----------------
                                                                     37,681,920
                                                               ----------------

LIABILITIES
   Payables:
      Payable upon return of securities
          loaned                                                      8,668,182
      Advisory fees                                                       3,374
      Administration expenses                                             3,811
      Directors' fees                                                     1,295
      Custodian fees                                                        878
      Fund accounting fees                                                7,167
      Professional fees                                                  12,737
      Other accrued expenses                                              3,785
                                                               ----------------
                                                                      8,701,229
                                                               ----------------

NET ASSETS*
   Paid-in capital                                                   28,950,910
   Accumulated undistributed net investment
      income                                                            116,225
   Accumulated net realized gain / (loss)
      on investments and futures contracts                             (237,493)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                              151,049
                                                               ----------------
                                                               $     28,980,691
                                                               ================
 Investments at cost                                           $     28,591,550
 Shares authorized per class ($.10 par value)                        20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                 SHARES
SHARE CLASS     NET ASSETS    OUTSTANDING
  Class I     $  28,980,691       559,049   $  51.84

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME
   Interest                                                    $        824,396
   Other income                                                           9,499
                                                               ----------------
                                                                        833,895
                                                               ----------------

EXPENSES
   Advisory fees                                                        130,019
   Administration expenses                                               28,893
   Custodian fees and expenses                                            2,960
   Fund accounting fees                                                  41,314
   Professional fees                                                     16,309
   Directors' fees                                                        4,408
   Transfer agent fees                                                   15,150
   Other expenses                                                         6,847
                                                               ----------------
                                                                        245,900
   Reimbursements and waivers                                           (35,331)
                                                               ----------------
                                                                        210,569
                                                               ----------------
NET INVESTMENT INCOME / (LOSS)                                          623,326
                                                               ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                        57,616
   Net change in unrealized appreciation /
      (depreciation) on investments                                    (446,981)
                                                               ----------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                       (389,365)
                                                               ----------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $        233,961
                                                               ================

* FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

   Undistributed ordinary income              $  116,225
   Unrealized appreciation                    $  151,049

   CAPITAL LOSS CARRYFORWARD   POST-OCTOBER CAPITAL
     EXPIRING SEPTEMBER 30:      LOSSES DEFERRED:
---------------------------------------------------
    2011         2012           SEPTEMBER 30, 2004
  $  (22,527)  $  (147,729)         $  66,876

TRANSACTIONS WITH AFFILIATES:

            PERCENT OF CURRENT
              NET ASSET VALUE
------------------------------------------
                 ADMINISTRATION   EXPENSE
ADVISORY FEE           FEE        LIMIT(1)   WAIVER   REIMBURSEMENT
-------------------------------------------------------------------
     0.45%            0.10%         0.28%    $   --   $      35,331

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30,

                                                                                2004              2003
                                                                           --------------------------------
OPERATIONS
   Net investment income / (loss)                                          $      623,326    $      632,380
   Net realized gain / (loss) on investments and futures                           57,616            35,190
   Net change in unrealized appreciation / (depreciation) on investments         (446,981)          (84,407)
                                                                           --------------    --------------
                                                                                  233,961           583,163
                                                                           --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income                                                         (637,398)         (927,882)
   Net realized gain on investments                                                    --          (172,800)
                                                                           --------------    --------------
                                                                                 (637,398)       (1,100,682)
                                                                           --------------    --------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                                                    6,397,892        14,326,369
   Reinvestment of distributions                                                  637,398         1,100,516
   Payments for shares redeemed                                                (9,315,505)       (8,890,674)
                                                                           --------------    --------------
                                                                               (2,280,215)        6,536,211
                                                                           --------------    --------------
NET INCREASE / (DECREASE) IN NET ASSETS                                        (2,683,652)        6,018,692
NET ASSETS
   Beginning of period                                                         31,664,343        25,645,651
                                                                           --------------    --------------
   End of period                                                           $   28,980,691    $   31,664,343
                                                                           ==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                            $      116,225    $       33,055
                                                                           ==============    ==============

FUND SHARE TRANSACTIONS
   Sold                                                                           123,161           270,220
   Reinvestment of distributions                                                   12,271            20,873
   Redeemed                                                                      (178,798)         (168,240)
                                                                           --------------    --------------
      Net increase / (decrease) from fund share transactions                      (43,366)          122,853
                                                                           ==============    ==============
TOTAL COST OF PURCHASES OF:
   U.S. Government Securities                                              $    8,028,046    $   23,508,758
                                                                           --------------    --------------
                                                                           $    8,028,046    $   23,508,758
                                                                           ==============    ==============
TOTAL PROCEEDS FROM SALES OF:
   U.S. Government Securities                                              $    7,547,548    $   14,468,915
                                                                           --------------    --------------
                                                                           $    7,547,548    $   14,468,915
                                                                           ==============    ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $      637,398    $      927,882
   Long-term capital gains                                                             --           172,800
                                                                           --------------    --------------
                                                                           $      637,398    $    1,100,682
                                                                           ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                            HIGH YIELD BOND FUND

OBJECTIVE - Seeks high current income and capital appreciation, secondarily.

STRATEGY - Under normal circumstances, the High Yield Bond Fund (the "Fund") will invest at least 80% of its assets in high yield, high risk bonds, also known as "junk" bonds, with intermediate maturities.

MANAGER'S COMMENTS:

For the fiscal year ended September 30, 2004, the Fund provided a total return of 11.64% (before the impact of any product or contract-level fees). This is the second year in a row of double-digit positive returns for the Fund.

To date, 2004 has been an interesting year in the fixed income markets. While interest rates have been volatile, the absolute level of interest rates, as measured by the 10-year Treasury bond, is relatively unchanged for the period. However, there has been a clear shift in the direction of short-term rates, as the Federal Reserve has raised the federal funds rate three times, for a total of 0.75%. Sensing that the economy is improving, the Fed is gradually removing the monetary stimulus from the economy that had been in place for the last few years.

The one constant over the last twelve months is that spreads on higher yielding securities have gradually tightened as compared to Treasury bond yields. This has been most pronounced in the high yield bond market and has fueled the excellent returns experienced over the last two years.

While the returns earned in the Fund were solid over the past year, they did lag the 12.35% return of the Merrill Lynch High Yield Master II Index (the "Index"). The primary reason for this is that the Fund has expenses that the Index does not.

Looking ahead, we believe that the economy will continue to improve, albeit at a slower rate than in 2003 and 2004. We expect default rates to continue to decline, and the yield differential between Treasury bonds and high yield bonds to compress slightly. However, we are fearful that higher Treasury rates in 2005 may undermine an otherwise positive environment for high yield bonds.

                                    FUND DATA

     Managers:                                 Team Managed
     Inception Date:                           July 9, 2001
     Total Net Assets:                         $18.8 Million
     Number of Holdings:                       50
     Average Duration:                         3.91 years
     Average Maturity:                         6.40 years
     Average Credit Quality:                   B+/B1
     Current Yield:                            8.43%

                                QUALITY BREAKDOWN

                                                (% OF PORTFOLIO)
                                                ----------------
     BBB                                              1%
     BB                                              38%
     B                                               45%
     CCC                                             13%
     D                                                3%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

            Summit High Yield Bond Fund - Average Annual Total Return

                    1-YEAR    3-YEAR    SINCE INCEPTION
                    11.64%     8.92%         5.39%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT HIGH YIELD   MERRILL LYNCH HIGH YIELD
               BOND FUND           MASTER II INDEX
7/9/2001       $          10,000   $                 10,000
7/31/2001      $          10,000   $                 10,117
8/31/2001      $          10,033   $                 10,197
9/30/2001      $           9,169   $                  9,493
10/31/2001     $           9,551   $                  9,796
11/30/2001     $           9,955   $                 10,141
12/31/2001     $           9,838   $                 10,061
1/31/2002      $           9,561   $                 10,116
2/28/2002      $           9,302   $                  9,983
3/31/2002      $           9,646   $                 10,234
4/30/2002      $           9,772   $                 10,398
5/31/2002      $           9,812   $                 10,318
6/30/2002      $           9,087   $                  9,520
7/31/2002      $           8,776   $                  9,150
8/31/2002      $           8,939   $                  9,378
9/30/2002      $           8,563   $                  9,232
10/31/2002     $           8,370   $                  9,155
11/30/2002     $           9,015   $                  9,727
12/31/2002     $           9,011   $                  9,869
1/31/2003      $           9,136   $                 10,165
2/28/2003      $           9,257   $                 10,302
3/31/2003      $           9,487   $                 10,574
4/30/2003      $           9,958   $                 11,188
5/31/2003      $           9,989   $                 11,316
6/30/2003      $          10,297   $                 11,633
7/31/2003      $          10,137   $                 11,476
8/31/2003      $          10,282   $                 11,622
9/30/2003      $          10,612   $                 11,938
10/31/2003     $          10,879   $                 12,185
11/30/2003     $          10,899   $                 12,354
12/31/2003     $          11,107   $                 12,647
1/31/2004      $          11,288   $                 12,851
2/29/2004      $          11,341   $                 12,837
3/31/2004      $          11,541   $                 12,922
4/30/2004      $          11,315   $                 12,837
5/31/2004      $          11,158   $                 12,635
6/30/2004      $          11,344   $                 12,819
7/31/2004      $          11,475   $                 12,992
8/31/2004      $          11,722   $                 13,228
9/30/2004      $          11,847   $                 13,412

[CHART]

                               SECTOR ALLOCATIONS

Short-Term & Other           3.8%
Common Stock                 5.5%
Preferred Stock              3.9%
Corporate Bonds & Notes     86.8%

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                        HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                                               PERIOD FROM
                                                                                             JULY 9, 2001(1)
                                                          YEAR ENDED SEPTEMBER 30,          TO SEPTEMBER 30,
                                                     -------------------------------------------------------
                                                       2004         2003         2002             2001
                                                     -------------------------------------------------------
Net asset value, beginning of period                 $  26.67     $  23.48     $  27.60     $          30.30
                                                     --------     --------     --------     ----------------
Investment Activities:
   Net investment income / (loss)                        1.90         2.20         2.39                 0.65
   Net realized and unrealized gains / (losses)          1.08         3.13        (3.98)               (3.15)
                                                     --------     --------     --------     ----------------
Total from Investment Activities                         2.98         5.33        (1.59)               (2.50)
                                                     --------     --------     --------     ----------------
DISTRIBUTIONS:
Net investment income                                   (2.06)       (2.14)       (2.53)               (0.20)
                                                     --------     --------     --------     ----------------
Total Distributions                                     (2.06)       (2.14)       (2.53)               (0.20)
                                                     --------     --------     --------     ----------------
Net asset value, end of period                       $  27.59     $  26.67     $  23.48     $          27.60
                                                     ========     ========     ========     ================
Total return                                            11.64%       23.92%       -6.61%               -8.31%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)        1.21%        1.18%        1.22%                1.30%(3)
Ratio of expenses to average net assets - gross          1.21%        1.18%        1.22%                1.30%(3)
Ratio of net investment income / (loss) to average
  net assets                                             6.93%        8.80%        8.86%                9.11%(3)
Portfolio turnover rate                                162.69%      214.02%      185.02%              111.21%(3)
Net assets, end of period (000's)                    $ 18,777     $ 18,519     $ 16,420     $         18,850

(1) COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
HIGH YIELD BOND FUND                                     SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2004

                                                         SHARES            VALUE
                                                 -------------------------------
PREFERRED STOCKS - 3.88%
MEDIA & CABLE - 2.00%
  Paxson Communications                                      50   $      375,000
                                                                  --------------

INSURANCE - 1.88%
  Conseco Inc. 10.5% PIK Dividend                        20,000          353,200
                                                                  --------------
    Total Preferred Stocks
       (cost $861,514)                                                   728,200
                                                                  --------------

COMMON STOCKS - 5.46%
CONSUMER NON-DURABLE - .58%
  Simonds Industries Inc.(4)(6)+ *                        2,746          109,840
                                                                  --------------

ENERGY - 3.59%
  NRG Energy Inc.                                        25,000          673,500
                                                                  --------------

TELECOMMUNICATIONS - 1.29%
  MCI Inc.                                               14,476          242,473
                                                                  --------------
    Total Common Stocks
       (cost $2,038,862)                                               1,025,813
                                                                  --------------

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
CORPORATE BONDS AND NOTES - 86.78%
AIR TRANSPORTATION - 2.69%
  Jet Equipment(2) (5) *
     (7.630% due 08/15/12)                       $      805,625   $      505,916
                                                                  --------------

CONSUMER NON-DURABLE - 11.77%
  American Restaurant Group Inc.
     (11.500% due 11/01/06)                             750,000          450,000
  Chiquita Brands(2)
     (7.500% due 11/01/14)                              500,000          500,000
  Dole Food Inc.
     (8.875% due 03/15/11)                              250,000          271,875
  Service Corp. International
     (7.700% due 04/15/09)                              500,000          538,750
  Werner Holdings Co. Inc.
     (10.000% due 11/15/07)                             500,000          450,000
                                                                  --------------
                                                                       2,210,625
                                                                  --------------

DIVERSIFIED - 1.28%
  Fisher Scientific International
     (8.000% due 09/01/13)                              215,000          240,800
                                                                  --------------

ELECTRIC - 4.37%
  AES Corporation
     (9.375% due 09/15/10)                              500,000          563,110
  Nevada Power Co.(2)
     (6.500% due 04/15/12)                              125,000          129,062
  Sierra Pac Power(2)
     (6.250% due 04/15/12)                              125,000          127,500
                                                                  --------------
                                                                         819,672
                                                                  --------------

ENERGY - 15.75%
  Amerigas Partner
     (8.875% due 05/20/11)                              500,000          551,250
  Calpine Corp.
     (10.500% due 05/15/06)                             500,000          482,500
  Chesapeake Energy
     (9.000% due 08/15/12)                       $      500,000   $      571,250
  Ferrellgas Partners
     (6.750% due 05/01/14)                              250,000          255,000
  Northwest Pipeline Corp.
     (8.125% due 03/01/10)                              250,000          280,313
  Plains E&P Co.(2)
     (7.125% due 06/15/14)                              250,000          268,125
  Williams Co.
     (7.125% due 09/01/11)                              500,000          548,750
                                                                  --------------
                                                                       2,957,188
                                                                  --------------

FINANCE - 1.15%
  NRG Finance Bank Loan(5) (6) *                        216,532          216,532
                                                                  --------------

HEALTH CARE - 2.90%
  Genesis Healthcare Corp.
     (8.000% due 10/15/13)                              500,000          545,000
                                                                  --------------

HOMEBUILDING - 5.88%
  Tech Olympic USA Inc.
     (9.000% due 07/01/10)                              500,000          547,500
  WCI Communities Inc. Sr. Sub Nts.
     (9.125% due 05/01/12)                              500,000          557,500
                                                                  --------------
                                                                       1,105,000
                                                                  --------------

HOTEL & GAMING - 8.47%
  Aztar Corp.
     (9.000% due 08/15/11)                              500,000          553,750
  La Quinta Properties(2)
     (7.000% due 08/15/12)                              250,000          263,439
  MGM Mirage(2)
     (6.750% due 09/01/12)                              500,000          517,500
  Station Casinos
     (6.000% due 04/01/12)                              250,000          256,250
                                                                  --------------
                                                                       1,590,939
                                                                  --------------

INDUSTRIAL - 4.45%
  Hexcel Corp.
     (9.875% due 10/01/08)                               50,000           56,000
  Hexcel Corp.
     (9.750% due 01/15/09)                              500,000          525,000
  Park-Ohio Industries
     (9.250% due 12/01/07)                              250,000          253,750
                                                                  --------------
                                                                         834,750
                                                                  --------------

MEDIA & BROADCASTING - 2.99%
  Gray Television Inc.
     (9.250% due 12/15/11)                              500,000          561,250
                                                                  --------------

MEDIA & PUBLISHING - 9.38%
  Charter Communications(2)
     (8.000% due 04/30/12)                              250,000          249,375
  Dex Media Finance/West
     (8.500% due 08/15/10)                              100,000          113,500
  Dex Media West
     (9.875% due 08/15/13)                              250,000          293,750
  Emmis Operating Co.
     (6.875% due 05/15/12)                              500,000          518,750
  RH Donnelley Financial Corp.(2)
     (8.875% due 12/15/10)                              250,000          282,500
  RH Donnelley Financial Corp.(2)
     (10.875% due 12/15/12)                             250,000          303,125
                                                                  --------------
                                                                       1,761,000
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
PRINTING & PUBLISHING - 1.44%
  Cadmus Communications(2)
     (8.375% due 06/15/14)                       $      250,000   $      269,375
                                                                  --------------

REAL ESTATE - 2.81%
  Corrections Corp. of America
     (7.500% due 05/01/11)                              500,000          528,125
                                                                  --------------

TELECOMMUNICATIONS - 10.55%
  Charter Communications
     (4.750% due 06/01/06)                              250,000          213,750
  MCI Inc.
     (5.908% due 05/01/07)                              500,000          495,625
  Nextel Communications
     (7.375% due 08/01/15)                              500,000          537,500
  Qwest Communications International(2)
     (7.250% due 02/15/11)                              500,000          473,750
  Qwest Corporation(2)
     (7.875% due 09/01/11)                              250,000          259,375
                                                                  --------------
                                                                       1,980,000
                                                                  --------------

TRANSPORTATION - .90%
  Atlas Air Inc.
     (7.380% due 01/02/18)                       $       90,788   $       85,468
  Delta Airlines
     (7.299% due 09/18/06)                              200,000           83,187
                                                                  --------------
                                                                         168,655
                                                                  --------------
    Total Corporate Bonds and Notes
       (cost $15,795,780)                                             16,294,827
                                                                  --------------

                                                         SHARES            VALUE
                                                 -------------------------------
SHORT-TERM INVESTMENTS - .62%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 0.62%                                            116,734   $      116,734
    Total Short-Term Investments
       (cost $116,734)                                                   116,734
                                                                  --------------
    TOTAL INVESTMENTS - 96.74%
       (cost $18,812,890)(1)                                          18,165,574
                                                                  --------------

NORTHERN INSTITUTIONAL LIQUID ASSET
   PORTFOLIO(3) - 32.07%                                               6,021,383
                                                                  --------------
OTHER ASSETS AND LIABILITIES - (28.81%)                               (5,410,006)
                                                                  --------------
TOTAL NET ASSETS - 100.00%                                        $   18,776,951
                                                                  ==============

*   Non-income producing

+   Illiquid

(1) For federal income tax purposes, cost is $18,812,890 and gross unrealized appreciation and depreciation of securities as of September 30, 2004 was $1,148,439 and ($1,795,755), respectively, with a net appreciation / depreciation of ($647,316).

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $5,897,292, $6,021,383, and $0, respectively.

(4) Represent restricted private placement shares.

(5) Security in default.

(6) Valued at fair value as determined in good faith under procedures adopted by the Board of Directors.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
HIGH YIELD BOND FUND                                        FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS
   Investments in securities, at value                         $     18,165,574
   Cash                                                                      51
   Collateral for securities loaned,
      at fair value                                                   6,021,383
   Receivables:
      Securities sold                                                   355,908
      Interest and dividends                                            328,546
   Prepaid expenses and other                                               886
                                                               ----------------
                                                                     24,872,348
                                                               ----------------

LIABILITIES
   Payables:
      Shares redeemed                                                    35,736
      Payable upon return of securities loaned                        6,021,383
      Advisory fees                                                       9,976
      Administration expenses                                             1,535
      Directors' fees                                                       848
      Custodian fees                                                        896
      Fund accounting fees                                                7,382
      Professional fees                                                  14,390
      Other accrued expenses                                              3,251
                                                               ----------------
                                                                      6,095,397
                                                               ----------------

NET ASSETS*
   Paid-in capital                                                   41,749,547
   Accumulated undistributed net
      investment income                                                 140,454
   Accumulated net realized gain / (loss)
      on investments and futures contracts                          (22,465,734)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                             (647,316)
                                                               ----------------
                                                               $     18,776,951
                                                               ================
 Investments at cost                                           $     18,812,890
 Shares authorized per class ($.10 par value)                        20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                 SHARES
SHARE CLASS     NET ASSETS    OUTSTANDING
  Class I     $  18,776,951       680,576   $  27.59

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME
   Interest                                                    $      1,408,004
   Dividends                                                             51,017
   Other income                                                          41,092
                                                               ----------------
                                                                      1,500,113
                                                               ----------------

EXPENSES
   Advisory fees                                                        119,818
   Administration expenses                                               18,434
   Custodian fees and expenses                                            3,274
   Fund accounting fees                                                  43,538
   Professional fees                                                     16,330
   Directors' fees                                                        2,965
   Transfer agent fees                                                   14,718
   Other expenses                                                         4,397
                                                               ----------------
                                                                        223,474
                                                               ----------------
NET INVESTMENT INCOME / (LOSS)                                        1,276,639
                                                               ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                       656,521
   Net change in unrealized appreciation /
      (depreciation) on investments                                      99,125
                                                               ----------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                        755,646
                                                               ----------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $      2,032,285
                                                               ================

* FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

   Undistributed ordinary income              $  140,454

                                                                   POST-OCTOBER
                                                                  CAPITAL LOSSES
CAPITAL LOSS CARRYFORWARD EXPIRING SEPTEMBER 30:                     DEFERRED:
--------------------------------------------------------------------------------
                                                                  SEPTEMBER 30,
     2009              2010             2011            2012          2004
     ----              ----             ----            ----      --------------
$  (19,121,451)   $  (1,527,322)   $  (1,025,886)   $  (791,075)    $    --

TRANSACTIONS WITH AFFILIATES:

  PERCENT OF CURRENT NET ASSET VALUE
------------------------------------------
                 ADMINISTRATION   EXPENSE
  ADVISORY FEE         FEE        LIMIT(1)   WAIVER   REIMBURSEMENT
-------------------------------------------------------------------
      0.65%           0.10%       $     --   $   --   $          --

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30,

                                                                                2004              2003
                                                                           --------------------------------
OPERATIONS
   Net investment income / (loss)                                          $    1,276,639    $    1,568,613
   Net realized gain / (loss) on investments and futures                          656,521        (2,319,809)
   Net change in unrealized appreciation / (depreciation) on investments           99,125         4,573,320
                                                                           --------------    --------------
                                                                                2,032,285         3,822,124
                                                                           --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income                                                       (1,390,524)       (1,520,445)
                                                                           --------------    --------------
                                                                               (1,390,524)       (1,520,445)
                                                                           --------------    --------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                                                    2,728,128         2,857,166
   Reinvestment of distributions                                                  296,111           282,951
   Payments for shares redeemed                                                (3,408,521)       (3,342,568)
                                                                           --------------    --------------
                                                                                 (384,282)         (202,451)
                                                                           --------------    --------------
NET INCREASE / (DECREASE) IN NET ASSETS                                           257,479         2,099,228
NET ASSETS
   Beginning of period                                                         18,519,472        16,420,244
                                                                           --------------    --------------
   End of period                                                           $   18,776,951    $   18,519,472
                                                                           ==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                            $      140,454    $      255,421
                                                                           ==============    ==============

FUND SHARE TRANSACTIONS
   Sold                                                                           100,404           113,379
   Reinvestment of distributions                                                   11,036            11,559
   Redeemed                                                                      (125,132)         (130,015)
                                                                           --------------    --------------
      Net increase / (decrease) from fund share transactions                      (13,692)           (5,077)
                                                                           ==============    ==============
TOTAL COST OF PURCHASES OF:
   Common Stocks                                                           $    2,642,691    $      743,750
   U.S. Government Securities                                                   1,001,445         6,852,870
   Corporate Bonds                                                             25,305,340        29,587,582
                                                                           --------------    --------------
                                                                           $   28,949,476    $   37,184,202
                                                                           ==============    ==============
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                                           $    1,421,123    $           --
   U.S. Government Securities                                                   1,006,602         6,855,357
   Corporate Bonds                                                             28,084,773        29,419,956
                                                                           --------------    --------------
                                                                           $   30,512,498    $   36,275,313
                                                                           ==============    ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $    1,390,524    $    1,520,445
                                                                           --------------    --------------
                                                                           $    1,390,524    $    1,520,445
                                                                           ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                               MONEY MARKET FUND

OBJECTIVE - Seeks to maintain stability of capital and to maintain the liquidity of capital and to provide current income.

STRATEGY - The Money Market Fund (the "Fund") intends to invest 100% of the value of its assets in high quality short-term securities.

MANAGER'S COMMENTS:

The economy closed out 2003 with a fair amount of momentum. GDP grew at a rate of 4% for the 4th quarter. The healthy housing market continued to steamroll along. Both durable goods orders and consumer confidence were reported at their one-year highs. However, the lack of job growth plagued the end of 2003 and early 2004. While the Federal Reserve Board remained optimistic, concern it expressed for the labor market was reflected in the flat money curve as it continued to keep a historically low target interest rate at 1% throughout the first half of the fiscal year.

Job growth finally reached the levels expected of an economy in recovery. A strong March employment report (308,000 non-farm jobs) kicked off a series of robust employment reports and, coupled with an up-tick in inflation, prompted the Federal Open Market Committee of the Federal Reserve Board to set the stage for a mid-summer rate hike. Consumer confidence increased while high oil and commodity prices inflated the Consumer Price Index. The sound economic data signaled to investors that the Fed could adjust monetary policy more aggressively than previously thought. Subsequently, the rate on 1-year LIBOR (London Inter-bank Borrowing Rate) hit a high in June of 2.50%, up from a March low of 1.28%. The Fed did not disappoint. In their June meeting, they raised the benchmark overnight funds rate 0.25% to 1.25%, the first rate hike in four years.

As the fiscal year came to a close, the economy showed that the recovery was still quite vulnerable. Rising oil prices dominated the headlines and began to take a toll on output growth while having much lesser effect on inflation. Job creation, until now the main driver of economic sentiment, fell significantly below expectations for the quarter. Other factors included the perceived deterioration of the conflict in Iraq despite the timely turnover of sovereignty. Heightened fears of terrorism surrounding the U.S. elections also weighed heavily on the economy resulting in a "soft patch." The slowing momentum raised doubts about the previously expected aggressive pace of tightened policy. While the Fed proceeded to raise the overnight rate, bonds rallied flattening the yield curve substantially. Despite concerns, the Fed remained confident that economic fundamentals were strong and raised the funds rate 0.25% at both their August and September meetings to end the quarter at a 1.75% level. Currently, the market expects another rate hike in November and has an unlikely probability of a move in December.

Although welcome, the sudden and sharp rise of money market rates this summer resulted in a cautious approach to extending maturities to pick up yield. Given the signs of an improving economy, the more prudent approach was to decrease our weighted-average maturities to best position the portfolios to take advantage of the impending rise in interest rates. Throughout the period, we kept purchases mainly between one and three months and added to our allocation of floating rate securities. The Fund also accumulated a larger percentage of liquidity to meet withdrawals associated with a Fed rate hike. As rates reached their peaks and the money market curve stabilized late in the fiscal year, we began to accumulate longer-dated purchases, selectively buying three to six months issues to take advantage of the positively sloped yield curve. Still wary that the Fed would continue to remove policy accommodation in the near term, we maintained our floating rate allocation at about 25% and the fund's weighted-average-maturity in the 40-day range. The portfolio continues to maintain excellent credit quality.

                                    FUND DATA

     Manager:    Subadvised by Deutsche Investment
                 Management Americas Inc.
     Inception Date:                           June 28, 2000
     Total Net Assets:                         $103.5 Million
     7-day Yield:                              1.31%

[CHART]

                               SECTOR ALLOCATIONS

Short-Term Investments & Other         100.0%

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                           MONEY MARKET FUND

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                                                                              PERIOD FROM
                                                                                                           JUNE 28, 2000(1)
                                                                 YEAR ENDED SEPTEMBER 30,                  TO SEPTEMBER 30,
                                                     ------------------------------------------------------------------------
                                                       2004         2003         2002         2001               2000
                                                     ------------------------------------------------------------------------
Net asset value, beginning of period                 $   1.00     $   1.00     $   1.00     $   1.00     $               1.00
                                                     --------     --------     --------     --------     --------------------
Investment Activities:
   Net investment income / (loss)                        0.01         0.01         0.02         0.05                     0.02
                                                     --------     --------     --------     --------     --------------------
Total from Investment Activities                         0.01         0.01         0.02         0.05                     0.02
                                                     --------     --------     --------     --------     --------------------
DISTRIBUTIONS:
Net investment income                                   (0.01)       (0.01)       (0.02)       (0.05)                   (0.02)
                                                     --------     --------     --------     --------     --------------------
Total Distributions                                     (0.01)       (0.01)       (0.02)       (0.05)                   (0.02)
                                                     --------     --------     --------     --------     --------------------
Net asset value, end of period                       $   1.00     $   1.00     $   1.00     $   1.00     $               1.00
                                                     ========     ========     ========     ========     ====================
Total return                                             0.79%        0.95%        1.64%        4.99%                    1.64%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)        0.45%        0.45%        0.44%        0.43%                    0.45%(3)
Ratio of expenses to average net assets - gross          0.59%        0.56%        0.60%        0.48%                    0.54%(3)
Ratio of net investment income / (loss) to average
  net assets                                             0.79%        0.95%        1.62%        4.78%                    6.41%(3)
Net assets, end of period (000's)                    $103,499     $112,651     $120,401     $ 86,889     $             64,489

(1) COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
MONEY MARKET FUND                                        SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2004

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
SHORT-TERM INVESTMENTS - 99.18%
COMMERCIAL PAPER - 99.18%
  ABN Amro Bank
     (1.450% due 11/17/04)                       $    2,000,000   $    2,000,486
  American Express Credit
     (1.911% due 04/18/05)                            5,000,000        5,003,597
  American General Finance Corp.
     (7.450% due 01/18/05)                            4,000,000        4,072,362
  Bank of America
     (1.750% due 12/16/04)                            1,500,000        1,500,000
  Barclays Bank
     (1.210% due 10/19/04)                            1,000,000          998,692
  Bear Stearns Companies
     (2.082% due 10/22/04)                            2,500,000        2,500,704
  BNP Paribas
     (1.890% due 10/01/04)                            6,573,000        6,573,000
  BNP Paribas
     (1.550% due 10/22/04)                            3,000,000        2,999,458
  Cancara Asset Securitization
     (1.850% due 12/10/04)                            3,000,000        2,989,208
  Charta Corporation
     (1.790% due 10/20/04)                            3,575,000        3,571,623
  CIT Group Inc
     (1.620% due 10/18/04)                            1,000,000          999,235
  CIT Group Inc
     (1.730% due 11/12/04)                            1,000,000          997,982
  CIT Group Inc
     (1.870% due 12/01/04)                            3,000,000        3,000,360
  CRC Funding
     (1.600% due 11/01/04)                            1,000,000          998,622
  Credit Suisse First Boston
     (1.870% due 09/09/05)                            2,000,000        2,000,444
  Depfa Bank
     (1.860% due 06/15/05)                            1,000,000        1,000,000
  Federal National Mortgage Corp.
     (1.750% due 05/23/05)                            1,500,000        1,500,000
  Federal National Mortgage Corp.
     (1.470% due 11/12/04)                            1,000,000          998,285
  Federal National Mortgage Corp.
     (1.500% due 02/14/05)                            1,000,000        1,000,000
  Federal National Mortgage Corp.
     (1.537% due 10/07/05)                            4,000,000        4,000,000
  Federal National Mortgage Assistance Notes
     (1.835% due 02/16/05)                            1,000,000          992,966
  General Electric Capital Corp.
     (1.880% due 02/01/05)                            1,000,000          993,576
  Giro Funding US Corp.
     (1.770% due 10/15/04)                            3,000,000        2,997,935
  Giro Funding US Corp.
     (1.800% due 10/22/04)                            2,000,000        1,997,900
  Goldman Sachs Group
     (1.250% due 10/25/04)                            3,000,000        3,000,000
  Goldman Sachs Group
     (1.620% due 11/23/04)                            2,000,000        1,995,230
  Grampian Funding
     (1.600% due 10/20/04)                            1,000,000          999,156
  Greyhawk Funding
     (1.610% due 11/08/04)                            2,000,000        1,996,600
  HSBC Bank Yankee
     (1.600% due 11/10/04)                       $    1,000,000   $    1,000,000
  K2 (USA)
     (1.800% due 10/25/04)                            3,000,000        2,996,400
  K2 (USA)
     (1.610% due 11/01/04)                            1,000,000          998,614
  K2 (USA)
     (1.870% due 02/18/05)                            1,000,000          992,728
  KBC Bank
     (1.470% due 11/12/04)                            3,000,000        2,999,846
  KFW International Finance
     (1.230% due 11/10/04)                            1,000,000          998,633
  Lake Constance Funding
     (1.250% due 10/20/04)                            1,000,000          999,340
  Lake Constance Funding
     (1.790% due 10/22/04)                            3,000,000        2,996,868
  Liberty Street Funding
     (1.780% due 10/18/04)                            3,000,000        2,997,478
  Merrill Lynch & Co.
     (1.737% due 02/17/05)                            4,000,000        3,999,925
  Morgan Stanley
     (1.630% due 02/18/05)                            3,000,000        3,000,000
  Morgan Stanley
     (1.600% due 04/19/05)                            2,000,000        2,000,000
  Prudential
     (1.650% due 10/29/04)                            1,000,000          998,717
  RWE
     (1.560% due 10/18/04)                            1,000,000          999,263
  RWE
     (1.650% due 10/22/04)                            3,000,000        2,997,113
  Societe Generale
     (1.185% due 01/04/05)                            1,000,000        1,000,000
  Swedbank
     (1.700% due 10/12/04)                            1,000,000          999,822
  Toronto Dominion Holdings
     (1.250% due 12/31/04)                            1,000,000        1,000,298
  Wells Fargo
     (1.800% due 11/12/04)                            5,000,000        4,999,941
                                                                  --------------
    Total Short-Term Investments
       (cost $102,652,407)                                           102,652,407
                                                                  --------------

                                                         SHARES            VALUE
                                                 -------------------------------
SHORT-TERM INVESTMENTS - 0.91%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 0.91%                                            943,394   $      943,394
                                                                  --------------
    Total Short-Term Investments
       (cost $943,394)                                                   943,394
                                                                  --------------
TOTAL INVESTMENTS - 100.09%
   (cost $103,595,801)                                               103,595,801
                                                                  --------------
OTHER ASSETS AND LIABILITIES - (0.09%)                                   (96,940)
                                                                  --------------
TOTAL NET ASSETS - 100.00%                                        $  103,498,861
                                                                  ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL STATEMENTS                                           MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS
   Investments in securities, at value                         $    103,595,801
   Cash                                                                     531
   Receivables:
      Shares sold                                                        49,322
      Interest and dividends                                            231,867
   Prepaid expenses and other                                             6,473
                                                               ----------------
                                                                    103,883,994
                                                               ----------------

LIABILITIES
   Payables:
      Shares redeemed                                                   318,442
      Advisory fees                                                      22,091
      Administration expenses                                             8,492
      Directors' fees                                                     4,175
      Custodian fees                                                      3,753
      Fund accounting fees                                                7,971
      Professional fees                                                  14,856
      Other accrued expenses                                              5,353
                                                               ----------------
                                                                        385,133
                                                               ----------------

NET ASSETS
   Paid-in capital                                                  103,498,861
                                                               ----------------
                                                               $    103,498,861
                                                               ================
 Investments at cost                                           $    103,595,801
 Shares authorized per class ($.10 par value)                       200,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                 SHARES
SHARE CLASS    NET ASSETS     OUTSTANDING
  Class I     $ 103,498,861   103,498,861   $  1.00

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME
   Interest                                                    $      1,271,908
                                                               ----------------
                                                                      1,271,908
                                                               ----------------

EXPENSES
   Advisory fees                                                        360,170
   Administration expenses                                              102,906
   Custodian fees and expenses                                           17,891
   Fund accounting fees                                                  44,867
   Professional fees                                                     29,370
   Directors' fees                                                       15,035
   Transfer agent fees                                                   19,325
   Other expenses                                                        20,816
                                                               ----------------
                                                                        610,380
   Reimbursements and waivers                                          (147,304)
                                                               ----------------
                                                                        463,076
                                                               ----------------
NET INVESTMENT INCOME / (LOSS)                                          808,832
                                                               ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                           592
   Net change in unrealized appreciation /
      (depreciation) on investments                                          --
                                                               ----------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                            592
                                                               ----------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $        809,424
                                                               ================

TRANSACTIONS WITH AFFILIATES:

  PERCENT OF CURRENT NET ASSET VALUE
------------------------------------------
                 ADMINISTRATION   EXPENSE
  ADVISORY FEE        FEE         LIMIT(1)   WAIVER   REIMBURSEMENT
-------------------------------------------------------------------
      0.35%          0.10%          0.10%    $   --   $     147,304

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30,

                                                                                2004              2003
                                                                           --------------------------------
OPERATIONS
   Net investment income / (loss)                                          $      808,832    $    1,163,145
   Net realized gain / (loss) on investments and futures                              592             4,439
                                                                           --------------    --------------
                                                                                  809,424         1,167,584
                                                                           --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income                                                         (808,832)       (1,163,145)
   Net realized gain on investments                                                  (592)           (4,439)
                                                                           --------------    --------------
                                                                                 (809,424)       (1,167,584)
                                                                           --------------    --------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                                                   45,621,857        68,522,931
   Reinvestment of distributions                                                  808,954         1,167,250
   Payments for shares redeemed                                               (55,582,910)      (77,439,855)
                                                                           --------------    --------------
                                                                               (9,152,099)       (7,749,674)
                                                                           --------------    --------------
NET INCREASE / (DECREASE) IN NET ASSETS                                        (9,152,099)       (7,749,674)
NET ASSETS
   Beginning of period                                                        112,650,960       120,400,634
                                                                           --------------    --------------
   End of period                                                           $  103,498,861    $  112,650,960
                                                                           ==============    ==============

FUND SHARE TRANSACTIONS
   Sold                                                                        45,621,857        68,522,931
   Reinvestment of distributions                                                  808,954         1,167,250
   Redeemed                                                                   (55,582,910)      (77,439,855)
                                                                           --------------    --------------
      Net increase / (decrease) from fund share transactions                   (9,152,099)       (7,749,674)
                                                                           ==============    ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $      809,424    $    1,167,519
                                                                           --------------    --------------
                                                                           $      809,424    $    1,167,519
                                                                           ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc. ("Summit Mutual Funds") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Summit Mutual Funds is offered in two series, the Pinnacle Series and the Apex Series. The results of the Apex Series are presented herein. The Class I shares of the Apex Series (the "Series") are offered without sales charge to institutional and retail investors. Effective October 1, 2004, certain funds began offering a Class A share, which includes a front-end sales charge (see
Note 4). These funds are also offered to insurance company exempt separate accounts, including The Union Central Life Insurance Company (parent company of Summit Investment Partners Inc., the Adviser). The Series' shares are offered in seven different funds - Nasdaq-100 Index Fund, Total Stakeholder Impact Fund (formerly, "Total Social Impact Fund"), Everest Fund, Bond Fund, Short-term Government Fund, High Yield Bond Fund, and Money Market Fund (individually "Fund", collectively "Funds"). The Nasdaq-100 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks as represented by its respective index. The Total Stakeholder Impact Fund seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. The Total Stakeholder Impact Fund also seeks to promote better business practices by investing more in companies in the S&P 500 Index that conduct their business commendably with respect to their stakeholders. The Everest Fund primarily seeks long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies. The High Yield Bond Fund seeks high current income and capital appreciation, secondarily, by investing primarily in high yield, high risk bonds, with intermediate maturities. The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The results of the Fund(s) for your investment product are included herein.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Fund, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Money Market Fund are valued at amortized cost, which approximates market value, pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended).

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

FEDERAL TAXES - Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including net capital gains (the excess of long-term capital gains over short-term capital losses). Capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Shareholders will be subject to income taxes on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gains of a Fund will be taxable to the shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares. Other Fund distributions will generally be taxable as ordinary income. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Funds' distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

It is the intent of Summit Mutual Funds to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Accordingly, no provision for federal or state income taxes has been recorded.

DISTRIBUTIONS - Distributions from net investment income in all fixed income Funds, except the Money Market Fund, are generally declared and paid quarterly. Distributions from net investment income of the Money Market Fund are declared daily and paid monthly. Equity Funds generally declare and pay dividends annually. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Fund at the net asset value per share unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

The amounts of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of Summit Mutual Funds are charged to each Fund based on the ratio of the net assets of each Fund to the combined net assets of Summit Mutual Funds. Nonallocable expenses are charged to each Fund based on specific identification.

FOREIGN CURRENCY - Summit Mutual Funds' accounting records are maintained in U.S. dollars. Funds may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. Summit Mutual Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulations of foreign securities markets and the possibility of political and economic instability.

FUTURES CONTRACTS AND FUND SECURITIES LOANED - Certain Funds may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities may purchase and write call and put options on such contracts. Each eligible Fund may invest up to 20% of its assets in such futures and/or options. The Nasdaq-100 Index, Total Stakeholder Impact, and Everest Fund may invest up to 100% of their assets in such futures and/or options until each Fund reaches $50 million in net assets. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Funds enter into a futures contract, they are required to deposit, or designate and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms of the contract, the Funds agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Funds invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Funds is that the change in the value in the underlying securities may not correlate to the value of the contracts.

The Funds (except the Total Stakeholder Impact and Money Market Funds) lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Income from securities lending is included in "Other Income" on the Statement of Operations. Collateral is maintained at not less than 100% of the current market value of loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. In addition to cash collateral, the Funds may accept noncash collateral consisting of government securities and irrevocable letters of credit from domestically domiciled banks.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - Summit Mutual Funds pays investment advisory fees to Summit Investment Partners, Inc. (the "Adviser"), under terms of an Investment Advisory Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with Summit Mutual Funds. Summit Mutual Funds pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Fund on a daily basis.

ADMINISTRATION FEES - Summit Mutual Funds pays the Adviser to perform certain administration services. The Fund shall pay the Adviser as full compensation for all facilities and services furnished a fee computed separately for each portfolio of the Fund.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from Summit Mutual Funds for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Summit Money Market Fund.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of Union Central.

NOTE 3 - MULTIPLE CLASSES OF SHARES

The Nasdaq-100 Index, Total Stakeholder Impact, and Everest Funds offer a second class of shares (Class F). The Class F shares are subject to a Distribution and Shareholder Service Plan ("12b-1 Plan"), which was approved by the Funds' Board of Directors effective March 1, 2002. The 12b-1 Plan provides that each 12b-1 Plan class shall pay to the Series' Distributor, Carillon Investments, Inc., a fee for payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions for distribution assistance and/or shareholder services in connection with the 12b-1 Plan class shares. The fee shall be in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of each 12b-1 Plan class. Since the fee is paid out of the assets or income of the 12b-1 Plan Class on an ongoing basis, over time the fee will increase the cost and reduce the return of an investment.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

NOTE 4 - SUBSEQUENT EVENTS

As of October 1, 2004, the Nasdaq-100 Index, Total Stakeholder Impact, and Everest Funds will replace Class F shares with a different class of shares (Class A). The Class A shares wil be subject to a 12b-1 Plan, as described in
Note 3. In addition, Class A shares will have a front-end sales load. Additionally effective October 1, 2004, Quasar Distributors, LLC. is the Series' Distributor.

On November 8, 2004, the Board of Directors approved a plan of Liquidation for the Total Stakeholder Impact Fund. Subject to a majority shareholder vote, the plan will become effective. The Board of Directors concluded that it is in the best interest of shareholders to liquidate the Fund as soon as may be reasonably practicable.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SUMMIT MUTUAL FUNDS, INC.

We have audited the accompanying statements of assets and liabilities of Summit Mutual Funds, Inc. - Apex Series (the "Funds"), including the Nasdaq-100 Index Fund, Total Stakeholder Impact Fund (formerly, Total Social Impact Fund), Everest Fund, Bond Fund, Short-term Government Fund, High Yield Bond Fund and Money Market Fund, including the schedules of investments, as of September 30, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
November 12, 2004

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
MANAGEMENT OF THE FUND

                             DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS

                                                                                         NUMBER OF
                                                TERM OF                                PORTFOLIOS IN           OTHER
                               POSITION(S)     OFFICE AND                               FUND COMPLEX        DIRECTORSHIPS
                                WITH THE       LENGTH OF   PRINCIPAL OCCUPATION(S)      OVERSEEN BY            HELD BY
 NAME, AGE AND ADDRESS(1)        FUND         TIME SERVED  DURING PAST FIVE YEARS        DIRECTOR             DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
George M. Callard, M.D.     Director          Director     Professor of Clinical             16
(Age 70)                                      since 1987   Surgery, University of
                                                           Cincinnati

Theodore H. Emmerich        Director          Director     Consultant; former                16       American Financial Group
(78)                                          since 1987   Partner, Ernst & Whinney,
                                                           Accountants

Yvonne L. Gray              Director          Director     Executive Vice President,         16
(53)                                          since 1999   Chief Operating Officer,
                                                           United Way of Greater
                                                           Cincinnati (Social
                                                           Services Provider); prior
                                                           thereto, Vice President /
                                                           Trust Operations Officer,
                                                           Fifth Third Bank; former
                                                           Audit Manager, Price
                                                           Waterhouse (Accounting
                                                           Firm)

David C. Phillips           Director          Director     Co-Founder, Cincinnati            16       Meridian Bioscience,
(66)                                          since 2001   Works Inc. (Job                            Inc.; Cintas, Inc.
                                                           Placement); prior thereto,
                                                           Chief Executive Officer,
                                                           Downtown Cincinnati Inc.
                                                           (Economic Revitalization
                                                           of Cincinnati)

Mary W. Sullivan            Director          Director     Attorney, Peck, Shaffer &         16       Franklin Savings and Loan
(47)                                          since 2001   Williams LLP (Law Firm)                    Co.; First Franklin
                                                                                                      Corporation

INTERESTED DIRECTORS AND OFFICERS

                                                                                         NUMBER OF
                                                TERM OF                                PORTFOLIOS IN           OTHER
                               POSITION(S)     OFFICE AND                               FUND COMPLEX        DIRECTORSHIPS
                                WITH THE       LENGTH OF   PRINCIPAL OCCUPATION(S)      OVERSEEN BY            HELD BY
 NAME, AGE AND ADDRESS(1)         FUND        TIME SERVED  DURING PAST FIVE YEARS        DIRECTOR             DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Steven R. Sutermeister*     Director,         Director     Senior Vice President,            16       Carillon Investments,
(50)                        President and     since 1999   Union Central; President                   Inc.; Summit Investment
                            Chief Executive                and Chief Executive                        Partners, Inc.; Union
                            Officer                        Officer, Adviser.                          Central Mortgage Funding,
                                                                                                      Inc.

John F. Labmeier            Vice President    Officer      Vice President, Associate         NA       NA
1876 Waycross Rd.           and Secretary     since 1990   General Counsel and
(55)                                                       Assistant Secretary, Union
                                                           Central; Vice President
                                                           and Secretary, Carillon
                                                           Investments, Inc.;
                                                           Secretary, Adviser

Thomas G. Knipper           Vice President,   Officer      Treasurer, Adviser                NA       NA
(47)                        Controller and    since 1995
                            Chief Compliance
                            Officer

John M. Lucas               Assistant         Officer      Second Vice President,            NA       NA
1876 Waycross Rd.           Secretary         since 1990   Counsel and Assistant
Cincinnati, OH 45240                                       Secretary, Union Central
(53)

Patrick J. Reardon          Treasurer         Officer      Controller, Adviser               NA       NA
(36)                                          since 2004

----------
(1) Except as otherwise indicated, the business of each listed person is 312 Elm St., Ste. 1212, Cincinnati, OH 45202
* Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

The Summit Pinnacle Series is distributed to insurance company's separate accounts available in variable annuity and variable universal life insurance products. Summit Pinnacle Series is distributed by Carillon Investments, Inc., Cincinnati, Ohio, Member SIPC. The Pinnacle Series consists of the following
Portfolios:

     EQUITY INDEX ACCOUNTS
     S&P 500 Index Portfolio
     S&P MidCap 400 Index Portfolio
     Russell 2000 Small Cap Index Portfolio
     Nasdaq-100 Index Portfolio
     EAFE International Index Portfolio

     FIXED INCOME & BALANCED INDEX ACCOUNT
     Balanced Index Portfolio
     Lehman Aggregate Bond Index Portfolio

     MANAGED ACCOUNTS
     Zenith Portfolio
     Bond Portfolio

The Summit Apex Series is a family of Mutual Funds intended for institutional and retail accounts. For more complete information about the Summit Mutual Funds' Apex Series, including charges and expenses, call 888-259-7565 for a prospectus. Please read it carefully before you invest or send money. Summit Apex Series is distributed by Quasar Distributors, LLC. Milwaukee, Wisconsin Member SIPC. The Apex Series consists of the following Funds:

     EQUITY INDEX ACCOUNTS
     Nasdaq-100 Index Fund
     Total Stakeholder Impact Fund

     MANAGED ACCOUNTS
     Everest Fund
     Bond Fund
     Short-term Government Fund
     High Yield Bond Fund

     STABLE VALUE ACCOUNT
     Money Market Fund

Please visit our Website at www.summitfunds.com to learn more about the Summit Mutual Funds.

[SUMMIT MUTUAL FUNDS LOGO]

SMFI 573APEX 9/04




ITEM 2.   CODE OF ETHICS

As of the end of the period covered by this report (September 30, 2004), the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer/controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

The Audit Committee of the Summit Mutual Funds, Inc. Board of Directors has named the following financial experts:

     - Theodore H. Emmerich, Independent Director
     - Yvonne L. Gray, Independent Director
     - David C. Phillips, Independent Director

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

                                            Fiscal Year Ended 9/30
                                            -----------------------
                                              2004           2003
                                            --------       --------
(a) Audit Fees                            $100,750        $169,250
(b) Audit-related Fees                             -              -
(c) Tax Fees                                                      -
(d) All Other Fees                                 -              -
(e) (1) Pre-approval Policy* (see below)
(e) (2) % above that were pre-approved             0%             0%
(f) If greater than 50%, disclose hrs.           N/A            N/A
(g) Non-audit fees rendered to Adviser
    (or affiliate that provided services
     to the Funds).                         45,000           49,500
(h) Disclose whether the Audit Committee
    has considered whether the provisions
    of non-audit services rendered to the
    Adviser that were NOT pre-approved is
    compatible with maintaining the
    auditor's independence.                      Yes            Yes

*(e) (1) The following discloses the audit committee's pre-approval policies and procedures, as set forth in the Audit Committee Charter:

     "(c) The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the Accountant, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (c) shall be presented to the full Committee at its next scheduled meeting.

      (d) Pre-approval for a non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

      (e) The Committee shall pre-approve the Accountant's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund in accordance with paragraph (c) above, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Fund, the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception)."

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
          CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END
          MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

ITEM 10.  CONTROLS AND PROCEDURES

(a) The Registrant's President and Controller have evaluated the
Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS

          (1)  Code of Ethics, filed herewith.

          (2) Certifications pursuant to Rule 30a-2(a) under the Act, filed herewith.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Summit Mutual Funds, Inc.

By:   /s/ Steven R. Sutermeister
      -------------------------------------------
      Steven R. Sutermeister, President

Date:  11/29/04
      -------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Steven R. Sutermeister
      -------------------------------------------
      Steven R. Sutermeister, President

Date:   11/29/04
      -------------------------------------------

By:   /s/ Thomas G. Knipper
      -------------------------------------------
      Thomas G. Knipper, Controller

Date:   11/29/04
      -------------------------------------------